Exhibit 99.1

BEAR STEARNS                                           BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                        ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                 245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                             New York, N.Y. 10167
LONDON o PARIS o TOKYO                       (212) 272-2000; (212) 272-7294 fax

                                 FAX TRANSMITTAL
                             Computational Material
               CONTIMORTGAGE HOME EQUITY LOAN TRUST, SERIES 1998-1

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STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER
INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

GENERAL INFORMATION: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus (and the prospectus supplement) when required by law, in which event you may obtain such prospectus from Bear Stearns.


                                                       Principal Windows
Class      Description           Rating         Size (6)   %Pool    First   Last     Window  WAL   Pricing   Day Count

A-1        Fixed Money Market      P-1/F-1+/A-1+  $103.075    6.06%      1      6        6      0.31  Maturity   Act/360
A-2(1)     Fixed Seq. PAC          Aaa/AAA.AAA    $340.466   20.03%      7     17       11      0.95  Maturity    30/360
A-3(1)     Fixed Seq. PAC          Aaa/AAA.AAA    $369.608   21.74%     17     33       17      2.01  Maturity    30/360
A-4        Fixed Seq. PAC          Aaa/AAA.AAA    $126.682    7.45%     33     43       11      3.08  Maturity    30/360
A-5        Fixed Seq. PAC          Aaa/AAA.AAA    $121.211    7.13%     43     55       13      4.01  Maturity    30/360
A-6        Fixed Seq. PAC          Aaa/AAA.AAA    $ 80.668    4.75%     55     69       15      5.10  Maturity    30/360
A-7        Fixed Seq. PAC          Aaa/AAA.AAA    $110.490    6.50%     69    129       61      7.40  Maturity    30/360
A-8(2)     LIBOR Seq. COMP.        Aaa/AAA.AAA    $ 26.231    1.54%      6     37       32      1.30  Call/Mat   Act/360
A-9(3)     Auction Rate Seq. COMP. Aaa/AAA.AAA    $192.425   11.32%     37    178      142      7.53  Maturity   Act/360
A-10(2)    LIBOR Floater           Aaa/AAA.AAA    $171.344   10.08%      1 87/178   87/178 2.56/2.67  Call/Mat   Act/360
B          Fixed Subordinate       Baa3/BBB/BBB   $ 57.800    3.40%     37    111       75      5.06  Maturity   30/360
A-11 IO(5) Interest Only           Aaa/AAA.AAAr       --        --       1     30       30            Maturity   30/360
                                                 ----------
                                                 $1,700.00

(1) A portion or all of the Class A-2 and Class A-3 Certificates may be swapped and issued as LIBOR- based Certificates.
(2) Claa A-8 and Class A-10 Certificates are priced to call.  The spread to LIBOR for the Class A-8 and Class A-10 Certificates
    doubles after the clean-up call date.
(3) The Auction Rate Certificates will be sole managed by Merrill Lynch.
(4) The Class A-10 LIBOR Floater is collateralized by a separate ARM collateral group.
    All the other Certificates will be collateralized by a combined group of ARM and fixed-rate collateral.
(5) The Class A-11 IO will be sole managed by Bear Stearns.
(6) Classes are based upon collateral from 2/23/98 Statistical calculation Date. See "Pricing Prepayment Speed" on following page.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not rexceived the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                SUMMARY OF TERMS

SELLER AND SERVICER:    ContiMortgage Corporation.

TRUSTEE:                Manufacturers and Traders Trust Company.

UNDERWRITERS:            Bear Stearns & Co. Inc. (lead manager), ContiFinancial
                         Services Corp., Credit Suisse First Boston, Greenwich
                         Capital Markets, Inc., Merrill Lynch & Co., Morgan
                         Stanley Dean Witter, and Nomura Securities
                         International, Inc. (co-managers).

FIXED RATE CERTIFICATES: All the "AAA" Fixed Rate Certificates with the exception of the Class A-1 will be Planned Amortization Class ("PAC") Certificates. The PAC classes will pay principal according to a specified amortization schedule. The "BBB" Fixed Rate Certificates will not be a PAC class and will provide credit support to the "AAA" Fixed and Floating Rate Certificates.

FLOATING RATE
CERTIFICATES:            There will be [five] classes of Floating Rate
                         Certificates, each of which is rated "AAA": [the Class
                         A-2 and A-3 up to PAC Certificates (which may be swapped to LIBOR)], the Class A-8 LIBOR Companion, the
                         Class A-9 Auction Rate Companion, and the separate
                         Class A-10 LIBOR certificate collateralized by a separate pool of ARMs.

[GRANTOR TRUST
CERTIFICATES:            ContiMortgage may choose to include a swap of the Class
                         A-2 and Class A-3 REMIC Certificates. In this case, the
                         Class A-2 and Class A-3 REMIC Certificates will be deposited into ContiMortgage Grantor Trust, Series
                         1998-A (the "Grantor Trust"). Simultaneously to the deposit of the Class A-2 and Class A-3 REMIC
                         Certificates, Bear Stearns will enter into a swap agreement with, and the Certificate Insurer will issue an insurance policy for, the Grantor Trust. Under the Bear Stearns Swap Agreement, Bear Stearns will be entitled to receive the fixed rate coupon of the Class
                         A-2 and Class A-3 REMIC Certificates, respectively, and be obligated to pay a floating rate of interest on the outstanding principal balance of the Class A-2 and Class A-3 REMIC Certificates, respectively. The Grantor
                         Trust will issue Class A-1 and Class A-2 Certificates with i) principal balances equal to the Class A-2 and Class A-3 REMIC Certificate balances respectively and
                         ii) with a floating rate coupon for the Class A-1 and Class A-2 Certificates, respectively.]

PRICING PREPAYMENT
SPEED: FIXED RATE GROUP: 130% of the prepayment assumption ("PPC") will be applied for pricing purposes. 100% PPC describes prepayments starting at 4.0% CPR in month 1, increasing by 1.455% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter.

                         ADJUSTABLE RATE GROUP: 100% of the prepayment assumption ("PPC") will be applied for pricing purposes. 100% PPC describes prepayments starting at 4.0% CPR in month 1, increasing by 1.824% CPR per month to 35% CPR in month 18, and remaining at 35% CPR thereafter.

PRICING DATE:            [March 5, 1998].

CUT-OFF DATE:            Close of Business, March 20, 1998.

EXPECTED SETTLEMENT:     March 26, 1998 through DTC and Euroclear or CEDEL.

DISTRIBUTION DATES: The 15th of each month, beginning April 1998.

OPTIONAL CALL:      10% Clean-up call (10% of original aggregate loan balances).

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                   BEAR STEARNS

[CAPITALIZED INTEREST
ACCOUNT: On the Closing Date, cash will be deposited in a trust account (the "Capitalized Interest Account") in the name of, and maintained by, the Trustee on behalf of the Trust. The amount on deposit in the Capitalized Interest Account, including the reinvestment income thereon, will be used by the Trustee to fund the excess, if any, of i) the sum of the amount of interest accruing during the first Accrual Period at the weighted average pass through rate of the Fixed Rate Certificates and the Adjustable Rate Certificates over the excess of ii) the actual collections of interest during the related Accrual Period from Loan Group I and Loan Group II less the sum of the Trustee Fee, Servicing Fee, Certificate Insurer Fee, Auction Agent Fee and Broker-Dealer Fee.]

AVAILABLE FUNDS CAP:     The Pass-Through Rate with respect to the
                         adjustable-rate Class A-8 LIBOR and Class A-9 Auction
                         Rate companion certificates and the fixed-rate Class
                         A-4 through A-7 PAC certificates will on any payment date equal the lesser of (x) the Pass-Through Rate for such Class and (y) the weighted average Coupon Rate of the Loan Group I Home Equity Loans as of the opening of business on the first day of the related Remittance
                         Period, less the sum of (i) approximately [0.58%] per annum, (ii) after the 6th payment date, 0.50% per annum, (iii) an amount, expressed as an annual percentage rate of the outstanding aggregate Loan
                         Balance of the Loan Group I Home Equity Loans as of the opening of business on the first day of the related
                         Remittance Period, equal to the Auction Agent Fee and the Broker- Dealer Fee for the Class A-9 Auction Rate companion certificates and (iv), for the 1st through 30th Payment Dates, the product of (a) [6.50]% per annum and (b) the Class A-11 IO Notional Principal
                         Amount divided by the outstanding aggregate Loan
                         Balance of the Loan Group I Home Equity Loans as of the opening of business on the first day of the related
                         Remittance Period.

                         The Pass-Through Rate with respect to the Class A-10 LIBOR Adjustable Rate Certificates will on any payment date equal the lesser of (x) the Pass-Through Rate for such Class and (y) the weighted average Coupon Rate of the Loan Group II Home Equity Loans as of the opening of business on the first day of the related Remittance Period, less the sum of (i) approximately [0.58%] per annum and (ii) after the 6th payment date, 0.50% per annum.

                         The Pass-Through Rate with respect to the Class B Certificates will on any payment date equal the lesser of (A) the Pass-Through Rate for the Class B Certificates and (B) the lesser of (a) clause (y) from the preceding paragraph and (b) clause (y) from the second preceding paragraph.

TAX STATUS:              REMIC (except for the Class A-2 and Class A-3
                         Certificates which, in the event a swap is used, will be Grantor Trust Certificates).

ERISA ELIGIBILITY:       The Class A certificates are ERISA eligible.

SMMEA ELIGIBILITY:       Only the Class A-10 certificates are expected to be
                         SMMEA eligible.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                 BEAR STEARNS

TRANSACTION STRUCTURE OVERVIEW

Certificates will be collateralized by loans from 3 collateral pools (fixed-rate pool, adjustable-rate pool 1 and adjustable- rate pool 2) separated into two groups ("Loan Groups"):

  - LOAN GROUP I will include all of the fixed rate collateral and the adjustable-rate pool 1, consisting of 2/28 and 3/27 hybrid loans
  - LOAN GROUP II will include adjustable-rate pool 2, consisting of 2/28 hybrid loans and 6-month LIBOR loans


COLLATERAL CASH FLOWS FROM LOAN GROUP I WILL BE PRIORITIZED TO PAY THE PAC AND COMPANION CERTIFICATES; COLLATERAL CASH FLOWS FROM LOAN GROUP II WILL BE PRIORITIZED TO PAY THE CLASS A-10 LIBOR CERTIFICATE; LOAN GROUP I AND LOAN GROUP II WILL BE CROSS-COLLATERALIZED FOR THE PURPOSES OF ATTAINING A SINGLE OC TARGET AND PAYING DOWN THE SINGLE CLASS OF SUBORDINATED CLASS B CERTIFICATES.


- Principal Collections on each Loan Group (including accelerated cash to build to overcollateralization target) will be allocated as outlined below:

     PRIOR TO THE STEPDOWN DATE:

     LOAN GROUP I:
     100% of the Loan Group I principal collections (including excess interest until the Targeted Overcollateralization Amount is reached) will be allocated (as described on page 6 under "Principal Cashflow Priority") to the Class A-1 through Class A-9 certificates.

     LOAN GROUP II:

     100% of the Loan Group II principal collections (including excess interest until the Targeted Overcollateralization Amount is reached) will be allocated to the Class A-10 certificates.

     WITH RESPECT TO ANY PAYMENT DATE, TO THE EXTENT THE SENIOR ENHANCEMENT PERCENTAGE FOR LOAN GROUP I OR LOAN GROUP II EQUALS OR EXCEEDS THE SENIOR SPECIFIED ENHANCEMENT PERCENTAGE FOR THE RESPECTIVE LOAN GROUPS, SUCH PRINCIPAL (INCLUDING EXCESS INTEREST UNTIL THE TARGETED OVERCOLLATERALIZATION AMOUNT IS REACHED) WILL BE APPLIED TO THE OTHER LOAN GROUP UNTIL THE SENIOR ENHANCEMENT PERCENTAGE EQUALS THE RESPECTIVE SENIOR SPECIFIED ENHANCEMENT PERCENTAGE FOR THE OTHER LOAN GROUP. THERE WILL BE ONLY ONE STEPDOWN DATE AND THE SENIOR SPECIFIED ENHANCEMENT WILL BE THE SAME FOR EACH LOAN GROUP.


     ON AND AFTER THE STEPDOWN DATE:

     LOAN GROUP I:
     Loan Group I principal collections (including excess interest) will be allocated to the Class A-1 through Class A-9 certificates such that the Loan Group I Senior Optimal Balance is maintained.

     LOAN GROUP II:
     Loan Group II principal collections (including excess interest) will be allocated to the Class A-10 certificates such that the Loan Group II Senior Optimal Balance is maintained.

     THE SENIOR OPTIMAL BALANCE WILL BE THE SAME FOR EACH LOAN GROUP.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                BEAR STEARNS

-    Certificate Insurer will wrap the Class A Certificates only.

- Class A-1 will be a rated P-1/ A-1+/ F-1 and will receive 100% of the Loan Group I principal collections until retired, resulting in an expected principal lock-out period of approximately 5 months for the Class A-2 through the A-7 PAC bonds and the Class A-8 LIBOR Companion and Class A-9 Auction Rate Companion bonds.

-    The Class A-2 through Class A-7 Certificates will be PAC Certificates:
         1) The Class A-2 through A-7 PAC Certificates will pay principal sequentially according to an expected amortization schedule.
         2)   The PAC prepayment bands are expected to be:
              - FRMs - 125% PPC to 175% PPC
              - ARMs - 95% PPC to 130% PPC

- The Class A-8 and Class A-9 Adjustable Rate Certificates will be Companion bonds, with the Class A-9 coupon determined pursuant to monthly Auction Rate Procedures.


The Class A-11 IO interest will be i) calculated on the basis of a Notional Principal Balance equal to the aggregate principal balance of the Class A-6 and Class A-7 Certificates, and ii) payable only from the 1st through 30th Payment Dates at a Pass- Through Rate equal to 6.50% per annum.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                  BEAR STEARNS

CREDIT ENHANCEMENT
COMPONENTS

-    CLASS A CREDIT ENHANCEMENT:
     1. Excess cash;
     2. Overcollateralization building up to a requirement of 1.30% of the aggregate original loan balance;
     3. Subordination of Class B certificates, totaling 3.40% of the aggregate original loan balance;
     4. Certificate Insurer surety.

-    CLASS B CREDIT ENHANCEMENT:
     1. Excess cash;
     2. Overcollateralization building up to a requirement of 1.30% of the aggregate original loan balance.

     EXCESS CASH

Excess cash will equal the difference between the interest payments received on the aggregate home equity loans net of the Servicing Fee, Trustee Fee, Certificate Insurer Fee, Auction Agent Fee and Broker-Dealer Fee (for the Class A-8 only), and Certificate Interest.

OVERCOLLATERALIZATION

THE TARGETED OVERCOLLATERALIZATION AMOUNT MEANS:

1. Before the Stepdown Date, overcollateralization initially builds to 1.30% of the aggregate original loan balance of the Loan Group I and II (subject to the Certificate Insurer performance triggers). TO THE EXTENT THE SENIOR SPECIFIED ENHANCEMENT PERCENTAGE IS ATTAINED FOR ONE LOAN GROUP AND NOT FOR THE OTHER, EXCESS CASH WILL BE REDIRECTED TO HELP ATTAIN THE TARGET FOR THE OTHER LOAN GROUP;

2. On and after the Stepdown Date, and so long as no trigger event is in effect, the overcollateralization will step down monthly to 2.795% of the outstanding aggregate loan balance of Loan Group I and II;

3. The overcollateralization step down will be subject to a floor of 0.50% of the aggregate original loan balance of Loan Groups I and II (subject to Certificate Insurer trigger events).

4. There will be no funding of the overcollateralization for the first 6 months of the transaction (until October 15, 1998).

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                 BEAR STEARNS

PRINCIPAL CASHFLOW PRIORITY

-    PRINCIPAL COLLECTIONS (INCLUDING ACCELERATED CASH TO BUILD
     OVERCOLLATERALIZATION) WILL BE ALLOCATED BY LOAN GROUP IN THE REPAYMENT OF PRINCIPAL ON THE BONDS IN THE FOLLOWING PRIORITY PRIOR TO THE STEPDOWN DATE IF NO TRIGGER EVENT IS IN EFFECT:

     PRINCIPAL FROM LOAN GROUP I          PRINCIPAL FROM LOAN GROUP II
1.   First to the Class A-1 until         1. First to the Class A-10 until the
     the balance is reduced to zero          balance is reduced to zero;
     and then sequentially to the PAC
     Classes A-2 through A-7, to their
     scheduled balance;
 2.  Remaining principal sequentially to
     the Class A-8 LIBOR Floater Companion
     and then the Class A-9 Auction Rate Floater companion until retired;
 3.  Remaining principal sequentially to the PAC
     Classes A-2 through A-7, until retired;


     ------------------------------------------------------------------------
     WITH RESPECT TO ANY PAYMENT DATE, TO THE EXTENT THE SENIOR ENHANCEMENT PERCENTAGE FOR LOAN GROUP I OR LOAN GROUP II EQUALS OR EXCEEDS THE SENIOR SPECIFIED ENHANCEMENT PERCENTAGE FOR THE RESPECTIVE LOAN GROUPS, SUCH PRINCIPAL (INCLUDING EXCESS INTEREST UNTIL THE TARGETED OVERCOLLATERALIZATION AMOUNT IS REACHED) WILL BE APPLIED TO THE OTHER LOAN GROUP UNTIL THE SENIOR ENHANCEMENT PERCENTAGE EQUALS THE RESPECTIVE SENIOR SPECIFIED ENHANCEMENT PERCENTAGE FOR THE OTHER LOAN GROUP. THERE WILL BE ONLY ONE STEPDOWN DATE AND THE SENIOR SPECIFIED ENHANCEMENT WILL BE THE SAME FOR EACH LOAN GROUP.
     -------------------------------------------------------------------------

-    PRINCIPAL COLLECTIONS (INCLUDING ACCELERATED CASH TO BUILD
     OVERCOLLATERALIZATION) WILL BE ALLOCATED BY LOAN GROUP IN THE REPAYMENT OF PRINCIPAL ON THE BONDS IN THE FOLLOWING PRIORITY ON AND AFTER THE STEPDOWN DATE IF NO TRIGGER EVENT IS IN EFFECT:

A First, determine the "AAA" Principal Distribution Amount per the Subordination Test (as described below); and then:

        PRINCIPAL FROM LOAN GROUP I             PRINCIPAL FROM LOAN GROUP II
 1. First to the Class A-1 until the       1.  First the Class A-10 until the
    balance is reduced to zero and then        balance is reduced to zero;
    sequentially to the PAC Classes A-2
    through A-7, to their scheduled balance;
 2. Remaining principal sequentially to the
    Class A-8 LIBOR Floater Companion
    and then the Class A-9 Auction Rate Floater
    companion  until retired;
 3. Remaining principal sequentially to the PAC
    Classes A-2 through A-7, until retired;
 4. Non "AAA"  Principal Amounts the Class B  2. Non "AAA" Principal Amounts the
    Certificates on or after                     Class B Certificates on or
    the Step Down Date until retired;            after the Step Down Date
                                                 until retired;

 5. Monthly Excess Cashflow amounts.          3. Monthly Excess Cashflow amounts



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                 BEAR STEARNS

- COLLECTIONS OF PRINCIPAL (INCLUDING ACCELERATED CASH) ON AND AFTER THE STEPDOWN DATE, AND IF NO TRIGGER EVENT IS IN EFFECT WILL BE ALLOCATED IN THE FOLLOWING PRIORITY:

     Principal payments for Class A certificates and the Class B certificates in accordance with enhancement targets, equal to 2.15 times the initial enhancement for each class:

                            TARGETED %                  TARGET CREDIT
                            OF POOL                     ENHANCEMENT
Class A                     89.895%                          10.105%
Class B                     7.310%                            2.795%
Overcollateralization       2.795%
                           ---------
                           100.00%


PRINCIPAL CASHFLOW PRIORITY (CLASS B SUBORDINATED CERTIFICATES):
- The Class B Certificates will not receive payments of principal until on and after the Stepdown Date, unless the Class A Certificates have been retired.

SUBORDINATION TEST (TO DETERMINE "AAA" PRINCIPAL DISTRIBUTION AMOUNT):
- Before the Stepdown Date, the Class A Certificates receive 100% of the collateral principal revenues and the excess cash to build to an OC target of 1.30% (based on the aggregate original balance). After the Stepdown Date, the Class A Certificates receive collateral principal to maintain 10.105% credit enhancement.

STEP DOWN DATE:
- The earlier of: (i) the later of (a) the April 2001 Payment Date and (b) the first Payment Date on which the Senior Enhancement Percentage (i.e. the sum of the Subordinated Certificates and OC amount divided by the aggregate of the Fixed and Adjustable Rate Home Equity Loans) is at least 10.105%, and (ii) the Payment Date on which the aggregate Class A Balance has been reduced to zero.

SENIOR ENHANCEMENT PERCENTAGE:
- The percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Subordinated Certificates and (ii) the Overcollateralization Amount by (y) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance Period.

APPLICATION OF MONTHLY EXCESS CASHFLOW AMOUNTS:
-    Monthly Excess Cashflow Amounts which equal the sum of Monthly
     Excess Interest Amounts and Overcollateralization Release Amounts will be allocated in the following priority:
     1.Class A Interest Carry Forward Amount
     2.Extra Principal Distribution Amount
     3.Class B Interest Carry Forward Amount
     4.Unpaid Class B Realized Loss Amortization Amounts
     5.Servicer for any unreimbursed Delinquency Advances or Servicing Advances 6.Class C Certificates
     7.Class R Certificates

     NOTE: Interest will not accrue or be payable on any written down amounts with respect to the Class B Certificates.



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                               BEAR STEARNS

 DELINQUENCY TRIGGER:
- After the Stepdown Date, a Delinquency Trigger Event has occurred if on any Payment Date 50% of the 60+ Day Delinquencies (including Bankruptcies, Foreclosures and REO properties) for Loan Group I and Loan Group II equals or exceeds the Senior Specified Enhancement Percentage (10.105% = 2.15 X 4.70%).
- Upon the occurrence and continuance of a Delinquency Trigger Event, the Class A Certificates will receive 100% of all principal distribution amounts (excluding excess interest).

CUMULATIVE REALIZED LOSS TRIGGER EVENT:
- A Cumulative Realized Loss Trigger Event occurs on any date of determination if the amount of Cumulative Realized Losses expressed as a percentage of the original aggregate loan balance of Loan Group I and Loan Group II equals or exceeds the following amounts:

                   DATE                      PERCENTAGES
            April 1998-March 2000               1.05%
            April 2000-March 2001               1.80%
            April 2001-March 2002               2.40%
            April 2002-March 2003               2.85%
            April 2003 and thereafter           3.00%




- Upon the occurrence and during the continuance of a Cumulative Realized Loss Trigger Event, the overcollateralization amount shall increase to 2.14% of the aggregate original balance of Loan Group I and Loan Group II.

INTEREST CASHFLOW PRIORITY
- INTEREST COLLECTIONS (NET OF SERVICING, CERTIFICATE INSURER FEE, TRUSTEE FEE, AUCTION AGENT FEE AND BROKER-DEALER FEE) WILL BE ALLOCATED IN THE FOLLOWING PRIORITY:

1.   Current Interest and Carry-over Interest to the Class A Certificates;
2.   Current Interest to the Class B Certificates;
3.   To Overcollateralization to build up to its target amount;
4.   To Monthly Excess Cashflow Amounts.



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                BEAR STEARNS

                        TERM SHEET (GRANTOR TRUST SERIES 1998-A)
     (ONLY APPLICABLE IF CLASS A-2 OR CLASS A-3 ARE SWAPPED TO LIBOR-BASED
                                 CERTIFICATES)

SECURITIES OFFERED:      Class A-1 and Class A-2 Certificates.

ORIGINAL PRINCIPAL AMT.: Class A-1: $[340,466,000] Class A-2 $[369,608,000]

CLASS A-1 CERTIFICATE
RATE                     One Month LIBOR plus ___ bps subject to a cap of [10]%.

CLASS A-2 CERTIFICATE
RATE                     One Month LIBOR plus ___ bps subject to a cap of [10]%.

INTEREST METHODOLOGY:    Actual / 360.

DISTRIBUTION DATES:      The 15th of each month, beginning April 1998.

ACCRUAL PERIOD:          From the preceding Distribution Date (or, in the case
                         of the Initial Distribution Date, from  the Closing
                         Date) to, but not including, the subsequent
                         Distribution Date.

CLOSING DATE:            March 26, 1998.

TRUSTEE:                 Manufacturers and Traders Trust Company  ("M&T").

TRUST ASSETS:            Class A-2 and Class A-3 Planned Amortization Class
                         ("PAC") from ContiMortgage Home  Equity Loan Trust;
                         Series 1998-1; Bear Stearns Swap Agreement;
                         Certificate Insurer  Insurance Policy.

CLASS A-2 PAC:           $[340,466,000], [___]% fixed rate PAC with an expected
                         range of 125% to 175% PPC on the fixed rate loans and 95% to 130% PPC on the adjustable rate loans.

CLASS A-3 PAC:           $[369,608,000], [___]% fixed rate PAC with an expected
                         range of 125% to 175% PPC on the fixed rate loans and 95% to 130% PPC on the adjustable rate loans.

SWAP AGREEMENT.:         Bear Stearns will make interest payments i) to the
                         Class A-1 Certificateholders at a rate equal to one month LIBOR plus ___bps based upon the actual balance of the Class A-2 PAC and ii) to the Class A-2
                         Certificateholders at a rate equal to one month LIBOR plus ___bps based upon the actual balance of the Class A-3 PAC. Bear Stearns will be entitled to receive i) the fixed rate coupon of the A-2 PAC based upon the actual balance of the Class A-2 PAC and ii) the fixed rate coupon of the A-3 PAC based upon the actual balance of the Class A-3 PAC.

CERTIFICATE INSURER
INSURANCE POLICY:

                         An insurance policy will guarantee timely interest and ultimate principal payments to the holders of the Class A Certificates (the "Grantor Trust Policy").

CLASS A DISTRIBUTIONS:   Class A-1 and Class A-2 Certificates are entitled to
                         principal and interest distributions on the Class A-2 and Class A-3 REMIC Certificates as follows:


                            INTEREST                     PRINCIPAL
Grantor Trust Certificates
       Class A-1            Swapped from a fixed     Distributions of
                            rate to a floating       principal will reflect
                            rate based upon the      all principal distributions
                            actual balance of the    on the Class A-2 REMIC
                            Class A-2 REMIC          Certificates
                            Certificates

Class A-2                   Swapped from a fixed     Distributions of
                            rate to a floating       principal will reflect
                            rate based upon the      all principal distributions
                            actual balance of the    on the Class A-3 REMIC
                            Class A-3 REMIC          Certificates
                            Certificates

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                              BEAR STEARNS

       Home Equity Loan                 MBIA
                           REMIC
                           Policy

     Class A-2 (PAC)       Class A-3 (PAC)
       Fixed Rate            Fixed Rate
      Certificates          Certificates

  Class A-2 REMIC
  Fixed [__]%
  (Actual Balance)

BEAR STEARNS        Class A-3 REMIC
 (rated A2/A)       Fixed[___]%
                    (Actual Balance)

                      SWAP AGREEMENT      Grantor Trust 1998-A       MBIA
                                                               Grantor
                     Class A-3 REMIC                           Trust
                     LIBOR + [__]%                             Policy
                     (Actual Balance)

                     Class A-2 REMIC
                     LIBOR + [_%]
                     (Actual Balance)
                                        LIBOR + [__]%     LIBOR +[__]%
                                      Subject to a Cap of  Subject to a Cap of
                                        [10]%                    [10]%

                                       Class A-1           Class A-2
                                     Grantor Trust         Grantor Trust
                                    Certificateholders     Certificateholders

REMIC Policy - guarantees timely interest and ultimate principal on the Home Equity Loan Trust 1998-1 Certificates offered to investors.

Grantor Trust Policy - guarantees timely interest and ultimate principal on the Grantor Trust Notes offered to investors.

Bear Stearns Swap Agreement - obligates Bear Stearns to make interest payments according to the Class A-2 REMIC and Class A-3 REMIC Certificates actual balances


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


ContiMortgage Home Equity Loan Trust Series 1998-1

Class A-1 (to maturity)
Fixed % PPC                      50%      75%       100%     130%      140%       160%       200%
Ramp to % CPR                    10%      15%        20%      26%       28%        32%        40%
ARMs % PPC                       50%      67%        83%     100%      107%       120%       160%
Ramp to % CPR                 17.50%   23.45%     29.05%   35.00%    37.45%     42.00%     56.00%

Average Life (years)           0.51      0.42       0.36     0.31     0.30       0.27       0.24
Modified Duration (years)
First Principal Payment    04/15/98  04/15/98   04/15/98  04/15/98    04/15/98  04/15/98   04/15/98
Last Principal Payment     01/15/99  11/15/98   10/15/98  09/15/98    09/15/98  09/15/98   08/15/98
Principal Lockout (months)        0         0          0        0        0          0          0
Principal Window (months)        10         8          7        6        6          6          5

Class A-2 (to maturity)
Fixed % PPC                     50%        75%       100%     130%     140%      160%       200%
Ramp to % CPR                   10%        15%        20%      26%      28%       32%        40%
ARMs % PPC                      50%        67%        83%     100%     107%      120%       160%
Ramp to % CPR                17.50%     23.45%     29.05%   35.00%   37.45%    42.00%     56.00%
Average Life (years)          1.79       1.34       1.10     0.95     0.95      0.95       0.95
Modified Duration (years)
First Principal Payment   01/15/99   11/15/98    10/15/98  10/15/98  10/15/98  10/15/98   10/15/98
Last Principal Payment    02/15/01   04/15/00    11/15/99  08/15/99  08/15/99  08/15/99   08/15/99
Principal Lockout (months )      9          7          6        6        6         6          6
Principal Window (months)       26         18         14       11       11        11         11

Class A-3 (to maturity)
Fixed % PPC                     50%        75%       100%     130%     140%      160%       200%
Ramp to % CPR                   10%        15%        20%      26%      28%       32%        40%
ARMs % PPC                      50%        67%        83%     100%     107%      120%       160%
Ramp to % CPR                17.50%     23.45%     29.05%   35.00%   37.45%    42.00%     56.00%
Average Life (years)          4.35       3.11       2.43     2.01     2.01      2.01       1.81
Modified Duration (years)
First Principal Payment   02/15/01    04/15/00    11/15/99  08/15/99  08/15/99  08/15/99   08/15/99
Last Principal Payment    03/15/04    07/15/02    07/15/01  12/15/00  12/15/00  12/15/00   07/15/00
Principal Lockout (months)      34         24         19       16       16        16         16
Principal Window (months)       38         28         21       17       17        17         12


Class A-4 (to maturity)
Fixed % PPC                    50%         75%       100%     130%     140%      160%       200%
Ramp to % CPR                  10%         15%        20%      26%      28%       32%        40%
ARMs % PPC                     50%         67%        83%     100%     107%      120%       160%
Ramp to % CPR               17.50%      23.45%     29.05%   35.00%   37.45%    42.00%     56.00%
Average Life (years)         6.76        4.80       3.70     3.08     3.08      3.08       2.59
Modified Duration (years)
First Principal Payment   03/15/04    07/15/02     07/15/01  12/15/00  12/15/00 12/15/00  07/15/00
Last Principal Payment    10/15/05    08/15/03     05/15/02  10/15/01  10/15/01 10/15/01  02/15/01
Principal Lockout (months)      71         51        39        32       32        32         27
Principal Window (months)       20         14        11        11       11        11          8

Class A-5 (to maturity)
Fixed % PPC                     50%        75%      100%      130%     140%      160%       200%
Ramp to % CPR                   10%        15%       20%       26%      28%       32%        40%
ARMs % PPC                      50%        67%       83%      100%     107%      120%       160%
Ramp to % CPR                17.50%     23.45%    29.05%    35.00%   37.45%    42.00%     56.00%
Average Life (years)          8.47       6.02      4.63      4.01     4.01      4.01       3.40
Modified Duration (years)
First Principal Payment    10/15/05   08/15/03    05/15/02  10/15/01  10/15/01  10/15/01   02/15/01
Last Principal Payment     09/15/07   12/15/04    05/15/03  10/15/02  10/15/02  10/15/02   03/15/02
Principal Lockout (months)      90        64         49        42       42        42         34
Principal Window (months)       24        17         13        13       13        13         14

Class A-6 (to maturity)
Fixed % PPC                     50%       75%       100%      130%     140%      160%        200%
Ramp to % CPR                   10%       15%        20%       26%      28%       32%        40%
ARMs % PPC                      50%       67%        83%      100%     107%      120%       160%
Ramp to % CPR                17.50%    23.45%     29.05%    35.00%   37.45%    42.00%     56.00%
Average Life (years)         10.17      7.27       5.59      5.10     5.10      5.10       4.39
Modified Duration (years)
First Principal Payment    09/15/07   12/15/04   05/15/03  10/15/02  10/15/02   10/15/02   03/15/02
Last Principal Payment     03/15/09   02/15/06   04/15/04  12/15/03  12/15/03   12/15/03   03/15/03
Principal Lockout (months)     113       80          61       54        54        54         47
Principal Window (months)       19       15          12       15        15        15         13

Class A-7 (to maturity)
Fixed % PPC                     50%      75%        100%     130%      140%      160%       200%
Ramp to % CPR                   10%      15%         20%      26%       28%       32%        40%
ARMs % PPC                      50%      67%         83%     100%      107%      120%       160%
Ramp to % CPR                17.50%   23.45%      29.05%   35.00%    37.45%    42.00%     56.00%
Average Life (years)         12.23     8.84        7.45     7.40      7.40      7.40       6.46
Modified Duration (years)
First Principal Payment   03/15/09  02/15/06    04/15/04  12/15/03   12/15/03   12/15/03   03/15/03
Last Principal Payment    11/15/11  12/15/08    12/15/08  12/15/08   12/15/08   12/15/08   02/15/08
Principal Lockout (months)     131       94         72        68         68       68          59
Principal Window (months)       33       35         57        61         61       61          60

Class A-8 (to maturity)
Fixed % PPC                     50%      75%        100%     130%       140%     160%       200%
Ramp to % CPR                   10%      15%         20%      26%        28%      32%        40%
ARMs % PPC                      50%      67%         83%     100%       107%     120%       160%
Ramp to % CPR                17.50%   23.45%      29.05%   35.00%     37.45%   42.00%     56.00%
Average Life (years)         14.02    10.13        6.82     1.30       0.59     0.47       0.40
Modified Duration (years)
First Principal Payment    11/15/11   12/15/07   09/15/04  09/15/98   09/15/98  09/15/98   08/15/98
Last Principal Payment     08/15/12   10/15/08   06/15/05  04/15/01   02/15/99  09/15/98   09/15/98
Principal Lockout (months)     163      116          77        5         5        5           4
Principal Window (months)       10       11          10       32         6        1           2

Class A-9 (to maturity)
Fixed % PPC                     50%      75%        100%     130%      140%      160%       200%
Ramp to % CPR                   10%      15%         20%      26%       28%       32%        40%
ARMs % PPC                      50%      67%         83%     100%      107%      120%       160%
Ramp to % CPR                17.50%   23.45%      29.05%   35.00%    37.45%    42.00%     56.00%
Average Life (years)         16.43    13.74       11.05     7.53      5.94      3.15       0.81
Modified Duration (years)
First Principal Payment    08/15/12   10/15/08   06/15/05   04/15/01  02/15/99  09/15/98   09/15/98
Last Principal Payment     03/15/24   02/15/19   03/15/15   01/15/13  11/15/12  12/15/10   07/15/99
Principal Lockout (months)     172      126          86       36        10        5           5
Principal Window (months)      140      125         118      142       166      148          11

Class A-10 (to maturity)
Fixed % PPC                     50%     75%         100%     130%    140%        160%       200%
Ramp to % CPR                   10%     15%          20%      26%     28%         32%        40%
ARMs % PPC                      50%     67%          83%     100%    107%        120%       160%
Ramp to % CPR                17.50%  23.45%       29.05%   35.00%  37.45%      42.00%     56.00%
Average Life (years)          5.16    3.93         3.20     2.67    2.49        2.22       1.64
Modified Duration (years)
First Principal Payment    04/15/98  04/15/98   04/15/98   04/15/98 04/15/98    04/15/98   04/15/98
Last Principal Payment     03/15/24  02/15/19   03/15/15   01/15/13 11/15/12    12/15/10   02/15/08
Principal Lockout (months)       0       0            0        0       0           0          0
Principal Window (months)      312     251          204      178     176         153        119

Class B (to maturity)
Fixed % PPC                     50%     75%         100%     130%    140%        160%       200%
Ramp to % CPR                   10%     15%          20%      26%     28%         32%        40%
ARMs % PPC                      50%     67%          83%     100%    107%        120%       160%
Ramp to % CPR                17.50%  23.45%       29.05%   35.00%  37.45%      42.00%     56.00%
Average Life (years)         10.94    8.32         6.45     5.06    4.73        4.23       3.60
Modified Duration (years)
First Principal Payment    03/15/04  07/15/02    07/15/01  04/15/01 04/15/01    04/15/01   04/15/01
Last Principal Payment     12/15/13  01/15/13    02/15/10  06/15/07 10/15/06    09/15/05   12/15/03
Principal Lockout (months)      71      51           39       36      36          36          36
Principal Window (months)      118     127          104       75      67          54          33

Class A-11 IO (to maturity)
Fixed % PPC                     50%     75%         100%     130%    140%        160%       200%    220%
Ramp to % CPR                   10%     15%          20%      26%     28%         32%        40%     77%
ARMs % PPC                      50%     67%          83%     100%    107%        120%       160%    180%
Ramp to % CPR                17.50%  23.45%       29.05%   35.00%  37.45%      42.00%     56.00%  63.00%
Yield as Priced to 6.50%
    Coupon                    6.49%   6.49%        6.49%    6.49%   6.49%       6.49%      6.49%   6.49%
Modified Duration (years)     1.22    1.22         1.22     1.22    1.22        1.22       1.22    1.22
First Interest Payment     04/15/98  04/15/98    04/15/98  04/15/98  04/15/98   04/15/98  04/15/98 04/15/98
Last Interest Payment      09/15/00  09/15/00    09/15/00  09/15/00  09/15/00   09/15/00  09/15/00 09/15/00
Cashflow Window (months)        30      30           30       30      30          30         30      30

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING
ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                   BEAR STEARNS

ContiMortgage Home Equity Loan Trust Series 1998-1

Class A-6 (to call)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed % PPC                     50%          75%         100%         130%            140%            160%           200%
Ramp to % CPR                   10%          15%          20%          26%             28%             32%            40%
-----------------------------------------------------------------------------------------------------------------------------------
ARMs % PPC                      50%          67%          83%         100%            107%            120%           160%
Ramp to % CPR                 17.50%        23.45%       29.05%       35.00%         37.45%          42.00%         56.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)          10.17          7.27         5.59         5.10           5.10            5.10           4.26
Modified Duration (years)
First Principal Payment     09/15/07       12/15/04     05/15/03     10/15/02      10/15/02        10/15/02        03/15/02
Last Principal Payment      03/15/09       02/15/06     04/15/04     12/15/03      12/15/03        12/15/03        08/15/02
Principal Lockout (months)     113           80           61           54              54              54             47
Principal Window (months)       19           15           12           15              15              15              6
-----------------------------------------------------------------------------------------------------------------------------------

Class A-7 (to call)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed % PPC                     50%          75%         100%          130%           140%            160%           200%
Ramp to % CPR                   10%          15%          20%           26%            28%             32%            40%
-----------------------------------------------------------------------------------------------------------------------------------
ARMs % PPC                      50%          67%          83%          100%           107%            120%           160%
Ramp to % CPR                 17.50%        23.45%       29.05%       35.00%         37.45%          42.00%        56.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)          12.23          8.84         7.37         6.79           6.46            5.80          4.39
Modified Duration (years)
First Principal Payment     03/15/09       02/15/06     04/15/04     12/15/03      12/15/03        12/15/03        08/15/02
Last Principal Payment      11/15/11       12/15/08     06/15/07     06/15/05      11/15/04        01/15/04        08/15/02
Principal Lockout (months)     131           94            72           68             68              68             52
Principal Window (months)       33           35            39           19             12               2              1
-----------------------------------------------------------------------------------------------------------------------------------

Class A-9 (to call)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed % PPC                     50%          75%          100%          130%          140%             160%          200%
Ramp to % CPR                   10%          15%           20%           26%           28%              32%           40%
-----------------------------------------------------------------------------------------------------------------------------------
ARMs % PPC                      50%          67%           83%          100%          107%             120%          160%
Ramp to % CPR                 17.50%        23.45%        29.05%       35.00%        37.45%          42.00%        56.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)          14.79         11.72          8.89         6.00          4.68            2.54          0.81
Modified Duration (years)
First Principal Payment      08/15/12      10/15/08      06/15/05     04/15/01      02/15/99        09/15/98        09/15/98
Last Principal Payment       01/15/13      02/15/10      06/15/07     06/15/05      11/15/04        01/15/04        07/15/99
Principal Lockout (months)     172          126            86            36            10               5              5
Principal Window (months)        6           17            25            51            70              65             11
-----------------------------------------------------------------------------------------------------------------------------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Class A-10 (to call)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed % PPC                      50%          75%           100%           130%         140%             160%            200%
Ramp to % CPR                    10%          15%            20%            26%          28%              32%             40%
-----------------------------------------------------------------------------------------------------------------------------------
ARMs % PPC                       50%          67%            83%           100%         107%             120%            160%
Ramp to % CPR                  17.50%       23.45%         29.05%         35.00%       37.45%           42.00%          56.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)            4.98         3.81           3.09           2.56         2.39             2.13            1.59
First Principal Payment      04/15/98      04/15/98       04/15/98       04/15/98     04/15/98         04/15/98        04/15/98
Last Principal Payment       01/15/13      02/15/10       06/15/07       06/15/05     11/15/04         01/15/04        08/15/02
Principal Lockout (months)       0             0              0              0            0                0               0
Principal Window (months)       178           143            111            87           80               70              53
-----------------------------------------------------------------------------------------------------------------------------------

Class B (to call)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed % PPC                      50%           75%           100%          130%         140%             160%            200%
Ramp to % CPR                    10%           15%            20%           26%          28%              32%             40%
-----------------------------------------------------------------------------------------------------------------------------------
ARMs % PPC                       50%           67%            83%          100%         107%             120%            160%
Ramp to % CPR                  17.50%        23.45%         29.05%        35.00%       37.45%           42.00%         56.00%
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (years)           10.93          8.11           6.27          4.93         4.60             4.12           3.51
Modified Duration (years)
First Principal Payment      03/15/04       07/15/02      07/15/01       04/15/01      04/15/01        04/15/01        04/15/01
Last Principal Payment       01/15/13       02/15/10      06/15/07       06/15/05      11/15/04        01/15/04        08/15/02
Principal Lockout (months)        71           51             39            36           36               36              36
Principal Window (months)        107           92             72            51           44               34              17
-----------------------------------------------------------------------------------------------------------------------------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

              ContiMortgage Home Equity Loan Trust, Series 1998-1
                   Percentage of Initial Certificate Balance

CLASS A-1 (to maturity)

Fixed PPC       0%                50%          75%           100%          130%            140%            160%            200%
ARM PPC         0%                50%          67%           83%           100%            107%            120%            160%
Mar-98          100%             100%         100%          100%          100%            100%            100%            100%
Mar-99          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-00          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-01          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-02          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-03          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-04          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-05          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-06          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-07          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-08          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-09          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-10          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-11          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-12          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-13          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-14          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-15          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-16          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-17          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-18          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-19          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-20          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-21          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-22          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-23          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-24          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-25          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-26          0%                 0%           0%            0%            0%              0%              0%              0%
Mar-27          0%                 0%           0%            0%            0%              0%              0%              0%

Weighted Average
Life Years (1) 0.86              0.51          0.42          0.36         0.31            0.30            0.27            0.24


(1) The weighted average life of the Offered Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Offered Certificates.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



Percentage of Initial Certificate Balance
CLASS A-2 (to maturity)
Fixed PPC       0%              50%             75%             100%            130%            140%            160%         200%
ARM PPC         0%              50%             67%             83%             100%            107%            120%         160%
Mar-98          100%            100%            100%            100%            100%            100%            100%         100%
Mar-99          100%            88%             72%             57%             41%             41%             41%           41%
Mar-00          100%            39%             5%              0%              0%              0%              0%             0%
Mar-01          100%            0%              0%              0%              0%              0%              0%             0%
Mar-02          100%            0%              0%              0%              0%              0%              0%             0%
Mar-03          97%             0%              0%              0%              0%              0%              0%             0%
Mar-04          90%             0%              0%              0%              0%              0%              0%             0%
Mar-05          82%             0%              0%              0%              0%              0%              0%             0%
Mar-06          73%             0%              0%              0%              0%              0%              0%             0%
Mar-07          62%             0%              0%              0%              0%              0%              0%             0%
Mar-08          52%             0%              0%              0%              0%              0%              0%             0%
Mar-09          41%             0%              0%              0%              0%              0%              0%             0%
Mar-10          28%             0%              0%              0%              0%              0%              0%             0%
Mar-11          14%             0%              0%              0%              0%              0%              0%             0%
Mar-12          0%              0%              0%              0%              0%              0%              0%             0%
Mar-13          0%              0%              0%              0%              0%              0%              0%             0%
Mar-14          0%              0%              0%              0%              0%              0%              0%             0%
Mar-15          0%              0%              0%              0%              0%              0%              0%             0%
Mar-16          0%              0%              0%              0%              0%              0%              0%             0%
Mar-17          0%              0%              0%              0%              0%              0%              0%             0%
Mar-18          0%              0%              0%              0%              0%              0%              0%             0%
Mar-19          0%              0%              0%              0%              0%              0%              0%             0%
Mar-20          0%              0%              0%              0%              0%              0%              0%             0%
Mar-21          0%              0%              0%              0%              0%              0%              0%             0%
Mar-22          0%              0%              0%              0%              0%              0%              0%             0%
Mar-23          0%              0%              0%              0%              0%              0%              0%             0%
Mar-24          0%              0%              0%              0%              0%              0%              0%             0%
Mar-25          0%              0%              0%              0%              0%              0%              0%             0%
Mar-26          0%              0%              0%              0%              0%              0%              0%             0%
Mar-27          0%              0%              0%              0%              0%              0%              0%             0%

Weighted
Average Life
 Years (1)    9.91           1.79            1.34            1.10            0.95            0.95            0.95           0.95

(1) The weighted average life of the Offered Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Offered
Certificates.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



Percentage of Initial Certificate Balance
CLASS A-3 (to maturity)
Fixed PPC         0%             50%             75%            100%            130%            140%            160%           200%
ARM PPC           0%             50%             67%             83%            100%            107%            120%           160%
Mar-98          100%            100%            100%            100%            100%            100%            100%           100%
Mar-99          100%            100%            100%            100%            100%            100%            100%           100%
Mar-00          100%            100%            100%             75%             48%             48%             48%            28%
Mar-01          100%            95%             53%              15%             0%              0%              0%              0%
Mar-02          100%            60%             10%               0%              0%              0%              0%             0%
Mar-03          100%            28%             0%                0%              0%              0%              0%             0%
Mar-04          100%            0%              0%                0%              0%              0%              0%             0%
Mar-05          100%            0%              0%                0%              0%              0%              0%             0%
Mar-06          100%            0%              0%                0%              0%              0%              0%             0%
Mar-07          100%            0%              0%                0%              0%              0%              0%             0%
Mar-08          100%            0%              0%                0%              0%              0%              0%             0%
Mar-09          100%            0%              0%                0%              0%              0%              0%             0%
Mar-10          100%            0%              0%                0%              0%              0%              0%             0%
Mar-11          100%            0%              0%                0%              0%              0%              0%             0%
Mar-12          99%             0%              0%                0%              0%              0%              0%             0%
Mar-13          0%              0%              0%                0%              0%              0%              0%             0%
Mar-14          0%              0%              0%                0%              0%              0%              0%             0%
Mar-15          0%              0%              0%                0%              0%              0%              0%             0%
Mar-16          0%              0%              0%                0%              0%              0%              0%             0%
Mar-17          0%              0%              0%                0%              0%              0%              0%             0%
Mar-18          0%              0%              0%                0%              0%              0%              0%             0%
Mar-19          0%              0%              0%                0%              0%              0%              0%             0%
Mar-20          0%              0%              0%                0%              0%              0%              0%             0%
Mar-21          0%              0%              0%                0%              0%              0%              0%             0%
Mar-22          0%              0%              0%                0%              0%              0%              0%             0%
Mar-23          0%              0%              0%                0%              0%              0%              0%             0%
Mar-24          0%              0%              0%                0%              0%              0%              0%             0%
Mar-25          0%              0%              0%                0%              0%              0%              0%             0%
Mar-26          0%              0%              0%                0%              0%              0%              0%             0%
Mar-27          0%              0%              0%                0%              0%              0%              0%             0%
Weighted
Average Life
 Years (1)   14.75           4.35            3.11              2.43             2.01            2.01            2.01          1.81

(1) The weighted average life of the Offered Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Offered
Certificates.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Percentage of Initial Certificate Balance
CLASS A-4 (to maturity)
Fixed PPC         0%              50%             75%             100%            130%            140%            160%         200%
ARM PPC           0%              50%             67%             83%             100%            107%            120%         160%
Mar-98          100%             100%            100%            100%             100%            100%            100%         100%
Mar-99          100%             100%            100%            100%             100%            100%            100%         100%
Mar-00          100%             100%            100%            100%             100%            100%            100%         100%
Mar-01          100%             100%            100%            100%              47%             47%             47%           0%
Mar-02          100%             100%            100%             14%               0%              0%              0%           0%
Mar-03          100%             100%             30%              0%               0%              0%              0%           0%
Mar-04          100%             100%              0%              0%               0%              0%              0%           0%
Mar-05          100%              34%              0%              0%               0%              0%              0%           0%
Mar-06          100%               0%              0%              0%               0%              0%              0%           0%
Mar-07          100%               0%              0%              0%               0%              0%              0%           0%
Mar-08          100%               0%              0%              0%               0%              0%              0%           0%
Mar-09          100%               0%              0%              0%               0%              0%              0%           0%
Mar-10          100%               0%              0%              0%               0%              0%              0%           0%
Mar-11          100%               0%              0%              0%               0%              0%              0%           0%
Mar-12          100%               0%              0%              0%               0%              0%              0%           0%
Mar-13          0%                 0%              0%              0%               0%              0%              0%           0%
Mar-14          0%                 0%              0%              0%               0%              0%              0%           0%
Mar-15          0%                 0%              0%              0%               0%              0%              0%           0%
Mar-16          0%                 0%              0%              0%               0%              0%              0%           0%
Mar-17          0%                 0%              0%              0%               0%              0%              0%           0%
Mar-18          0%                 0%              0%              0%               0%              0%              0%           0%
Mar-19          0%                 0%              0%              0%               0%              0%              0%           0%
Mar-20          0%                 0%              0%              0%               0%              0%              0%           0%
Mar-21          0%                 0%              0%              0%               0%              0%              0%           0%
Mar-22          0%                 0%              0%              0%               0%              0%              0%           0%
Mar-23          0%                 0%              0%              0%               0%              0%              0%           0%
Mar-24          0%                 0%              0%              0%               0%              0%              0%           0%
Mar-25          0%                 0%              0%              0%               0%              0%              0%           0%
Mar-26          0%                 0%              0%              0%               0%              0%              0%           0%
Mar-27          0%                 0%              0%              0%               0%              0%              0%           0%
Weighted
Average Life
Years (1)    14.80              6.76            4.80            3.70             3.08            3.08            3.08         2.59

(1) The weighted average life of the Offered Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Offered
Certificates.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Percentage of Initial Certificate Balance
CLASS A-5  (to maturity)
Fixed PPC         0%             50%             75%             100%            130%            140%            160%         200%
ARM PPC           0%             50%             67%             83%             100%            107%            120%         160%
Mar-98          100%            100%            100%            100%            100%            100%            100%          100%
Mar-99          100%            100%            100%            100%            100%            100%            100%          100%
Mar-00          100%            100%            100%            100%            100%            100%            100%          100%
Mar-01          100%            100%            100%            100%            100%            100%            100%           74%
Mar-02          100%            100%            100%            100%            48%             48%             48%             0%
Mar-03          100%            100%            100%            14%             0%              0%              0%              0%
Mar-04          100%            100%            50%             0%              0%              0%              0%              0%
Mar-05          100%            100%            0%              0%              0%              0%              0%              0%
Mar-06          100%            75%             0%              0%              0%              0%              0%              0%
Mar-07          100%            21%             0%              0%              0%              0%              0%              0%
Mar-08          100%            0%              0%              0%              0%              0%              0%              0%
Mar-09          100%            0%              0%              0%              0%              0%              0%              0%
Mar-10          100%            0%              0%              0%              0%              0%              0%              0%
Mar-11          100%            0%              0%              0%              0%              0%              0%              0%
Mar-12          100%            0%              0%              0%              0%              0%              0%              0%
Mar-13          57%             0%              0%              0%              0%              0%              0%              0%
Mar-14          37%             0%              0%              0%              0%              0%              0%              0%
Mar-15          15%             0%              0%              0%              0%              0%              0%              0%
Mar-16          0%              0%              0%              0%              0%              0%              0%              0%
Mar-17          0%              0%              0%              0%              0%              0%              0%              0%
Mar-18          0%              0%              0%              0%              0%              0%              0%              0%
Mar-19          0%              0%              0%              0%              0%              0%              0%              0%
Mar-20          0%              0%              0%              0%              0%              0%              0%              0%
Mar-21          0%              0%              0%              0%              0%              0%              0%              0%
Mar-22          0%              0%              0%              0%              0%              0%              0%              0%
Mar-23          0%              0%              0%              0%              0%              0%              0%              0%
Mar-24          0%              0%              0%              0%              0%              0%              0%              0%
Mar-25          0%              0%              0%              0%              0%              0%              0%              0%
Mar-26          0%              0%              0%              0%              0%              0%              0%              0%
Mar-27          0%              0%              0%              0%              0%              0%              0%              0%

Weighted
Average
Life Years (1) 15.72         8.47            6.02            4.63            4.01            4.01            4.01             3.40

(1) The weighted average life of the Offered Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Offered
Certificates.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Percentage of Initial Certificate Balance
CLASS A-6  (to maturity)
Fixed PPC         0%             50%             75%            100%            130%            140%            160%           200%
ARM PPC           0%             50%             67%             83%            100%            107%            120%           160%
Mar-98          100%            100%            100%            100%            100%            100%            100%           100%
Mar-99          100%            100%            100%            100%            100%            100%            100%           100%
Mar-00          100%            100%            100%            100%            100%            100%            100%           100%
Mar-01          100%            100%            100%            100%            100%            100%            100%           100%
Mar-02          100%            100%            100%            100%            100%            100%            100%            90%
Mar-03          100%            100%            100%            100%            56%             56%             56%              0%
Mar-04          100%            100%            100%            3%              0%              0%              0%               0%
Mar-05          100%            100%            73%             0%              0%              0%              0%               0%
Mar-06          100%            100%            0%              0%              0%              0%              0%               0%
Mar-07          100%            100%            0%              0%              0%              0%              0%               0%
Mar-08          100%            60%             0%              0%              0%              0%              0%               0%
Mar-09          100%            0%              0%              0%              0%              0%              0%               0%
Mar-10          100%            0%              0%              0%              0%              0%              0%               0%
Mar-11          100%            0%              0%              0%              0%              0%              0%               0%
Mar-12          100%            0%              0%              0%              0%              0%              0%               0%
Mar-13          100%            0%              0%              0%              0%              0%              0%               0%
Mar-14          100%            0%              0%              0%              0%              0%              0%               0%
Mar-15          100%            0%              0%              0%              0%              0%              0%               0%
Mar-16          87%             0%              0%              0%              0%              0%              0%               0%
Mar-17          46%             0%              0%              0%              0%              0%              0%               0%
Mar-18          5%              0%              0%              0%              0%              0%              0%               0%
Mar-19          0%              0%              0%              0%              0%              0%              0%               0%
Mar-20          0%              0%              0%              0%              0%              0%              0%               0%
Mar-21          0%              0%              0%              0%              0%              0%              0%               0%
Mar-22          0%              0%              0%              0%              0%              0%              0%               0%
Mar-23          0%              0%              0%              0%              0%              0%              0%               0%
Mar-24          0%              0%              0%              0%              0%              0%              0%               0%
Mar-25          0%              0%              0%              0%              0%              0%              0%               0%
Mar-26          0%              0%              0%              0%              0%              0%              0%               0%
Mar-27          0%              0%              0%              0%              0%              0%              0%               0%

Weighted
Average Life
Years (1)    18.90           10.18           7.27            5.59            5.10            5.10             5.10            4.39

(1) The weighted average life of the Offered Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Offered
Certificates.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Percentage of Initial Certificate Balance
CLASS A-7  (to maturity)
Fixed PPC         0%             50%             75%            100%            130%            140%            160%            200%
ARM PPC           0%             50%             67%             83%            100%            107%            120%            160%
Mar-98          100%            100%            100%            100%            100%            100%            100%            100%
Mar-99          100%            100%            100%            100%            100%            100%            100%            100%
Mar-00          100%            100%            100%            100%            100%            100%            100%            100%
Mar-01          100%            100%            100%            100%            100%            100%            100%            100%
Mar-02          100%            100%            100%            100%            100%            100%            100%            100%
Mar-03          100%            100%            100%            100%            100%            100%            100%            96%
Mar-04          100%            100%            100%            100%            87%             87%             87%             55%
Mar-05          100%            100%            100%            53%             53%             53%             53%             29%
Mar-06          100%            100%            91%             29%             29%             29%             29%             13%
Mar-07          100%            100%            39%             14%             14%             14%             14%             5%
Mar-08          100%            100%            5%              5%              5%              5%              5%              0%
Mar-09          100%            98%             0%              0%              0%              0%              0%              0%
Mar-10          100%            57%             0%              0%              0%              0%              0%              0%
Mar-11          100%            21%             0%              0%              0%              0%              0%              0%
Mar-12          100%            0%              0%              0%              0%              0%              0%              0%
Mar-13          100%            0%              0%              0%              0%              0%              0%              0%
Mar-14          100%            0%              0%              0%              0%              0%              0%              0%
Mar-15          100%            0%              0%              0%              0%              0%              0%              0%
Mar-16          100%            0%              0%              0%              0%              0%              0%              0%
Mar-17          100%            0%              0%              0%              0%              0%              0%              0%
Mar-18          100%            0%              0%              0%              0%              0%              0%              0%
Mar-19          85%             0%              0%              0%              0%              0%              0%              0%
Mar-20          64%             0%              0%              0%              0%              0%              0%              0%
Mar-21          40%             0%              0%              0%              0%              0%              0%              0%
Mar-22          14%             0%              0%              0%              0%              0%              0%              0%
Mar-23          0%              0%              0%              0%              0%              0%              0%              0%
Mar-24          0%              0%              0%              0%              0%              0%              0%              0%
Mar-25          0%              0%              0%              0%              0%              0%              0%              0%
Mar-26          0%              0%              0%              0%              0%              0%              0%              0%
Mar-27          0%              0%              0%              0%              0%              0%              0%              0%

Weighted
Average Life
Years (1)    22.52           12.23           8.84             7.45            7.40            7.40            7.40            6.46

(1) The weighted average life of the Offered Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Offered
Certificates.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Percentage of Initial Certificate Balance
CLASS A-8  (to maturity)
Fixed PPC         0%             50%             75%            100%            130%            140%            160%            200%
ARM PPC           0%             50%             67%             83%            100%            107%            120%            160%
Mar-98          100%            100%            100%            100%            100%            100%            100%            100%
Mar-99          100%            100%            100%            100%            95%             85%             66%             24%
Mar-00          100%            100%            100%            100%            90%             72%             36%             0%
Mar-01          100%            100%            100%            100%            88%             67%             29%             0%
Mar-02          100%            100%            100%            100%            74%             56%             23%             0%
Mar-03          100%            100%            100%            100%            64%             48%             19%             0%
Mar-04          100%            100%            100%            100%            53%             39%             15%             0%
Mar-05          100%            100%            100%            91%             43%             31%             13%             0%
Mar-06          100%            100%            100%            76%             35%             26%             10%             0%
Mar-07          100%            100%            100%            63%             29%             20%             8%              0%
Mar-08          100%            100%            96%             52%             22%             15%             6%              0%
Mar-09          100%            100%            80%             42%             16%             11%             4%              0%
Mar-10          100%            100%            65%             32%             10%             7%              1%              0%
Mar-11          100%            100%            53%             23%             6%              3%              0%              0%
Mar-12          100%            94%             42%             17%             3%              1%              0%              0%
Mar-13          100%            35%             13%             3%              0%              0%              0%              0%
Mar-14          100%            29%             9%              1%              0%              0%              0%              0%
Mar-15          100%            24%             7%              0%              0%              0%              0%              0%
Mar-16          100%            19%             4%              0%              0%              0%              0%              0%
Mar-17          100%            14%             2%              0%              0%              0%              0%              0%
Mar-18          100%            11%             1%              0%              0%              0%              0%              0%
Mar-19          100%            8%              0%              0%              0%              0%              0%              0%
Mar-20          100%            6%              0%              0%              0%              0%              0%              0%
Mar-21          100%            4%              0%              0%              0%              0%              0%              0%
Mar-22          100%            3%              0%              0%              0%              0%              0%              0%
Mar-23          93%             1%              0%              0%              0%              0%              0%              0%
Mar-24          77%             0%              0%              0%              0%              0%              0%              0%
Mar-25          60%             0%              0%              0%              0%              0%              0%              0%
Mar-26          41%             0%              0%              0%              0%              0%              0%              0%
Mar-27          19%             0%              0%              0%              0%              0%              0%              0%

Weighted
Average Life
Years (1)     27.41         16.14           13.31           10.54            6.78            5.30            2.83             0.76

(1) The weighted average life of the Offered Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Offered
Certificates.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Percentage of Initial Certificate Balance
CLASS A-9  (to maturity)
Fixed PPC         0%             50%             75%            100%            130%            140%            160%            200%
ARM PPC           0%             50%             67%             83%            100%            107%            120%            160%
Mar-98          100%            100%            100%            100%            100%            100%            100%            100%
Mar-99           98%             88%             85%             82%             79%             77%             75%             66%
Mar-00           98%             72%             64%             57%             50%             47%             42%             27%
Mar-01           97%             58%             48%             39%             30%             27%             22%             9%
Mar-02           97%             47%             35%             28%             20%             18%             14%             5%
Mar-03           96%             38%             27%             19%             13%             11%             8%              2%
Mar-04           95%             30%             21%             14%             9%              7%              5%              1%
Mar-05           94%             26%             16%             10%             6%              4%              3%              0%
Mar-06           93%             21%             12%             7%              4%              3%              1%              0%
Mar-07           92%             17%             9%              5%              2%              2%              1%              0%
Mar-08           91%             14%             7%              3%              1%              1%              0%              0%
Mar-09           90%             11%             5%              2%              1%              1%              0%              0%
Mar-10           89%             9%              4%              2%              0%              0%              0%              0%
Mar-11           87%             7%              3%              1%              0%              0%              0%              0%
Mar-12           85%             6%              2%              1%              0%              0%              0%              0%
Mar-13           79%             5%              1%              0%              0%              0%              0%              0%
Mar-14           77%             4%              1%              0%              0%              0%              0%              0%
Mar-15           75%             3%              1%              0%              0%              0%              0%              0%
Mar-16           72%             2%              0%              0%              0%              0%              0%              0%
Mar-17           69%             2%              0%              0%              0%              0%              0%              0%
Mar-18           66%             1%              0%              0%              0%              0%              0%              0%
Mar-19           62%             1%              0%              0%              0%              0%              0%              0%
Mar-20           58%             1%              0%              0%              0%              0%              0%              0%
Mar-21           53%             0%              0%              0%              0%              0%              0%              0%
Mar-22           47%             0%              0%              0%              0%              0%              0%              0%
Mar-23           41%             0%              0%              0%              0%              0%              0%              0%
Mar-24           34%             0%              0%              0%              0%              0%              0%              0%
Mar-25           27%             0%              0%              0%              0%              0%              0%              0%
Mar-26           18%             0%              0%              0%              0%              0%              0%              0%
Mar-27            8%             0%              0%              0%              0%              0%              0%              0%

Weighted
Average Life
Years (1)     21.40           5.16             3.93            3.20           2.67             2.49            2.22            1.64

(1) The weighted average life of the Offered Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Offered
Certificates.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

Percentage of Initial Certificate Balance
CLASS A-I0  (to maturity)
Fixed PPC         0%             50%             75%            100%            130%            140%            160%            200%
ARM PPC           0%             50%             67%             83%            100%            107%            120%            160%
Mar-98          100%            100%            100%            100%            100%            100%            100%            100%
Mar-99          100%            100%            100%            100%            100%            100%            100%            100%
Mar-00          100%            100%            100%            100%            100%            100%            100%            100%
Mar-01            0%              0%              0%              0%              0%              0%              0%              0%
Mar-02            0%              0%              0%              0%              0%              0%              0%              0%
Mar-03            0%              0%              0%              0%              0%              0%              0%              0%
Mar-04            0%              0%              0%              0%              0%              0%              0%              0%
Mar-05            0%              0%              0%              0%              0%              0%              0%              0%
Mar-06            0%              0%              0%              0%              0%              0%              0%              0%
Mar-07            0%              0%              0%              0%              0%              0%              0%              0%
Mar-08            0%              0%              0%              0%              0%              0%              0%              0%
Mar-09            0%              0%              0%              0%              0%              0%              0%              0%
Mar-10            0%              0%              0%              0%              0%              0%              0%              0%
Mar-11            0%              0%              0%              0%              0%              0%              0%              0%
Mar-12            0%              0%              0%              0%              0%              0%              0%              0%
Mar-13            0%              0%              0%              0%              0%              0%              0%              0%
Mar-14            0%              0%              0%              0%              0%              0%              0%              0%
Mar-15            0%              0%              0%              0%              0%              0%              0%              0%
Mar-16            0%              0%              0%              0%              0%              0%              0%              0%
Mar-17            0%              0%              0%              0%              0%              0%              0%              0%
Mar-18            0%              0%              0%              0%              0%              0%              0%              0%
Mar-19            0%              0%              0%              0%              0%              0%              0%              0%
Mar-20            0%              0%              0%              0%              0%              0%              0%              0%
Mar-21            0%              0%              0%              0%              0%              0%              0%              0%
Mar-22            0%              0%              0%              0%              0%              0%              0%              0%
Mar-23            0%              0%              0%              0%              0%              0%              0%              0%
Mar-24            0%              0%              0%              0%              0%              0%              0%              0%
Mar-25            0%              0%              0%              0%              0%              0%              0%              0%
Mar-26            0%              0%              0%              0%              0%              0%              0%              0%
Mar-27            0%              0%              0%              0%              0%              0%              0%              0%

Weighted
Average Life
Years (1)       2.47            2.47            2.47            2.47            2.47            2.47            2.47            2.47

(1) The weighted average life of the Offered Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Offered
Certificates.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement,please contact your account executive at Bear, Stearns & Co. Inc.

Percentage of Initial Certificate Balance
CLASS B  (to maturity)
Fixed PPC         0%             50%             75%            100%            130%            140%            160%            200%
ARM PPC           0%             50%             67%             83%            100%            107%            120%            160%
Mar-98          100%            100%            100%            100%            100%            100%            100%            100%
Mar-99          100%            100%            100%            100%            100%            100%            100%            100%
Mar-00          100%            100%            100%            100%            100%            100%            100%            100%
Mar-01          100%            100%            100%            100%            100%            100%            100%            100%
Mar-02          100%            100%            100%            84%             63%             57%             46%             23%
Mar-03          100%            100%            87%             65%             45%             39%             26%             7%
Mar-04          100%            100%            71%             50%             29%             23%             12%             0%
Mar-05          100%            87%             58%             38%             17%             11%             3%              0%
Mar-06          100%            75%             48%             26%             8%              3%              0%              0%
Mar-07          100%            65%             39%             17%             1%              0%              0%              0%
Mar-08          100%            56%             29%             9%              0%              0%              0%              0%
Mar-09          100%            49%             21%             4%              0%              0%              0%              0%
Mar-10          100%            42%             14%             0%              0%              0%              0%              0%
Mar-11          100%            35%             9%              0%              0%              0%              0%              0%
Mar-12          100%            27%             4%              0%              0%              0%              0%              0%
Mar-13          86%             2%              0%              0%              0%              0%              0%              0%
Mar-14          83%             0%              0%              0%              0%              0%              0%              0%
Mar-15          78%             0%              0%              0%              0%              0%              0%              0%
Mar-16          73%             0%              0%              0%              0%              0%              0%              0%
Mar-17          68%             0%              0%              0%              0%              0%              0%              0%
Mar-18          63%             0%              0%              0%              0%              0%              0%              0%
Mar-19          59%             0%              0%              0%              0%              0%              0%              0%
Mar-20          55%             0%              0%              0%              0%              0%              0%              0%
Mar-21          50%             0%              0%              0%              0%              0%              0%              0%
Mar-22          44%             0%              0%              0%              0%              0%              0%              0%
Mar-23          38%             0%              0%              0%              0%              0%              0%              0%
Mar-24          30%             0%              0%              0%              0%              0%              0%              0%
Mar-25          20%             0%              0%              0%              0%              0%              0%              0%
Mar-26          9%              0%              0%              0%              0%              0%              0%              0%
Mar-27          0%              0%              0%              0%              0%              0%              0%              0%

Weighted
Average
Life Years (1) 22.10          10.94           8.32            6.45            5.06            4.73            4.23            3.60

(1) The weighted average life of the Offered Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Offered
Certificates.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

-------------------------------------------------------------------------------
                             Computational Material
               ContiMortgage Home Equity Loan Trust Series 1998-1
-------------------------------------------------------------------------------

                               COLLATERAL SUMMARY

Collateral statistics are based on pools as of 2/23/98 ("Statistical Calculation Date"). The statistics of the pools as of the Closing Date may vary.


                             FIXED RATE POOL                           ARM Pool

TOTAL OUTSTANDING
BALANCE:                 $985,610,830.81                             $296,920,926.29

NUMBER OF LOANS:         15,273                                      3,107

AVERAGE REMAINING
BALANCE:                $64,532.89                                   $95,565.15

INTEREST RATE INDEX:    100.00% fixed rate loans (GROUP I)           $36,805,359.17    3/27 (GROUP I)
INDEX:                                                               $125,312,679.74   2/28 (GROUP I)
                                                                     $87,835,874.41    2/28 (GROUP II)
                                                                     $46,967,012.97    6-m LIBOR (GROUP II)

AMORTIZATION METHOD:   53.40% fully amortizing/46.60% balloons       100% fully amortizing

WA GROSS COUPON:       10.68% (range:  7.10% - 20.49%)               10.15% (range:  6.13% -  14.75%)

WA GROSS MARGIN / WA
LIFE  CAP:             N/A                                            6.21% / 16.37%


WA PERIOD INTEREST     N/A                                            1.047%
RATE CAPS:

WA MONTHS TO ROLL:     N/A                                           20.5 months

ORIGINAL WEIGHTED     231.89 months (range: 8  - 360 months)         359.90 (range: 180 - 360 months)
AVERAGE TERM:

REMAINING WEIGHTED    229.61 (range: 44 - 360 months)                357.80 (range: 176 - 360 months)
AVERAGE TERM:

SEASONING:            2.27 months (range: 0 - 33 months)             2.10 months (range: 0 - 17 months)

LIEN POSITION:        93.83% first / 6.17% second                    100% first lien

ORIGINAL LTV RATIO:   74.12% (range:  2.00% - 100.00%)               79.38% (range: 14.00% - 100.00%)

ORIGINAL CLTV RATIO:  77.21% (range:  2.00% - 100.00%)               N/A

WA DEBT TO            38.36% (range:  2.00% - 78.00%)                39.75% (range: 6.00% - 61.00%
INCOME RATIO:

CREDIT GRADE:         61.44% A, 22.46% B, 13.40% C, 2.70% D          61.35% A, 24.52% B, 12.42% C, 1.70% D

DOCUMENTATION:        80.43% full doc, 8.50%                         79.46% full doc, 10.67% no
                      FNMA, 7.12% limited  doc,                      doc, 9.61% limited  doc,
                      3.95% no doc                                   0.26% FNMA

PROPERTY TYPE:        89.61% single family,                          87.92% single family,
                      5.96% 2-4 family,                              3.56% PUD, 5.67% 2-4
                      1.23% PUD, 3.21% other                         family, 2.85% other

OWNER OCCUPANCY:      95.84% owner occupied,                         95.04% owner occupied,
                      4.16% investor owned                           4.96% investor owned

LOAN PURPOSE:         72.32% debt consolidation                      51.35% debt consolidation
                      and home  improvement,                         and home  improvement,
                      8.19% purchase, 19.49%                         33.13% purchase, 15.51%
                      other                                          other

GEOGRAPHIC            MI (10.73%), OH (9.41%),                       CA (16.14%),  MI (12.07%),
DISTRIBUTION:         IL (7.54%), NC  (6.80%),                       FL (6.00%), IL  (5.70%),
                      PA (6.26%), NY (5.96%), FL                     TX  (5.62%), UT: (5.23%),
                      (5.55%),  with all other                       OH (5.11%),  with all
                      remaining states under                         other remaining states
                      5.00%                                          under 5.00%


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

-------------------------------------------------------------------------------
                             Computational Material
               ContiMortgage Home Equity Loan Trust Series 1998-1
-------------------------------------------------------------------------------

FIXED RATE COLLATERAL

       Geographic Distribution of Mortgaged Properties - Fixed Rate Loans

            Number of                 Aggregate            % of Aggregate
State      Home Equity Loans          Loan Balance         Loan Balance

Arizona               177            $11,344,785.81         1.15 %
Arkansas               90              4,204,959.54         0.43
California            398             39,748,111.38         4.03
Colorado              161             12,105,109.88         1.23
Connecticut           108             10,152,387.93         1.03
Delaware               25              1,677,614.58         0.17
District of Columbia   43              3,497,726.73         0.35
Florida               892             54,703,310.85         5.55
Georgia               523             35,212,944.75         3.57
Hawaii                  9              1,378,815.69         0.14
Idaho                  27              1,626,066.01         0.16
Illinois            1,128             74,283,040.93         7.54
Indiana               836             44,350,127.61         4.50
Iowa                   59              3,010,775.81         0.31
Kansas                 72              3,940,148.31         0.40
Kentucky              347             18,443,489.88         1.87
Louisiana             138              6,612,888.99         0.67
Maine                  21              1,410,811.65         0.14
Maryland              402             29,889,634.73         3.03
Massachusetts         356             26,580,573.77         2.70
Michigan            1,952            105,762,752.00        10.73
Minnesota             152             10,289,957.69         1.04
Mississippi            88              4,219,155.31         0.43
Missouri              337             18,175,080.21         1.84
Montana                20              1,666,155.99         0.17
Nebraska               36              1,979,569.50         0.20
Nevada                 57              5,017,020.44         0.51
New Hampshire          44              3,475,717.24         0.35
New Jersey            424             38,234,417.33         3.88
New Mexico            134              8,278,812.53         0.84
New York              668             58,749,951.83         5.96
North Carolina      1,119             66,976,957.71         6.80
North Dakota            1                 38,237.20         0.00
Ohio                1,502             92,794,488.07         9.41
Oklahoma               66              3,308,017.83         0.34
Oregon                 99              8,252,428.53         0.84
Pennsylvania        1,013             61,673,895.42         6.26
Rhode Island           76              5,611,372.17         0.57
South Carolina        380             20,453,175.22         2.08
South Dakota            3                126,278.15         0.01
Tennessee             280             17,759,056.70         1.80
Texas                 196             13,541,366.99         1.37
Utah                   91              7,877,822.66         0.80
Vermont                 3                289,447.50         0.03
Virginia              349             21,470,976.32         2.18
Washington            132             11,270,744.30         1.14
West Virginia          72              3,868,450.84         0.39
Wisconsin             159              9,782,691.15         0.99
Wyoming                 8                493,509.15         0.05

                   15,273           $985,610,830.81       100.00%
                   -------         ----------------      ---------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

-------------------------------------------------------------------------------
                             Computational Material
               ContiMortgage Home Equity Loan Trust Series 1998-1
-------------------------------------------------------------------------------

FIXED RATE COLLATERAL

Original Loan-to-Value Ratios - Fixed Rate Loans

Range of                  Number of       Aggregate       % of Aggregate
Original LTV's            Home Equity     Loan Balance    Loan Balance
                             Loans
0.00    -        5.00 %           5        $109,820.49        0.01 %
5.01    -       10.00            98       1,817,154.48        0.18
10.01   -       15.00           355       8,309,932.61        0.84
15.01   -       20.00           532      14,308,211.48        1.45
20.01   -       25.00           391      13,176,541.67        1.34
25.01   -       30.00           307      11,708,374.36        1.19
30.01   -       35.00           259       9,700,716.21        0.98
35.01   -       40.00           272      11,222,335.37        1.14
40.01   -       45.00           281      12,221,038.36        1.24
45.01   -       50.00           435      16,705,231.10        1.69
50.01   -       55.00           377      18,440,626.24        1.87
55.01   -       60.00           557      27,562,944.67        2.80
60.01   -       65.00           747      43,875,932.43        4.45
65.01   -       70.00         1,195      70,532,726.71        7.16
70.01   -       75.00         1,612     105,189,076.18       10.67
75.01   -       80.00         3,814     276,247,252.67       28.03
80.01   -       85.00         2,483     201,074,039.24       20.40
85.01   -       90.00         1,548     142,983,582.60       14.51
90.01   -       95.00             3         304,840.27        0.03
95.01   -       100.00            2         120,453.67        0.01

                             15,273    $985,610,830.81      100.00 %
                            --------  -------------------   --------
Min:                            2.00
Max:                          100.00
Weighted Average:              74.12
-------------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

FIXED RATE COLLATERAL

                Combined Loan-to-Value Ratios - Fixed Rate Loans

Range of                   Number of       Aggregate       % of Aggregate
Original CLTV's            Home Equity   Loan Balance       Loan Balance
                           Loans

0.00    -        5.00 %         2          $55,775.85          0.01  %
5.01    -       10.00           5           66,661.84          0.01
10.01   -       15.00           21         398,880.08          0.04
15.01   -       20.00           41         951,958.55          0.10
20.01   -       25.00           67       1,746,060.24          0.18
25.01   -       30.00           99       3,058,496.42          0.31
30.01   -       35.00           139      4,737,005.39          0.48
35.01   -       40.00           192      7,221,368.86          0.73
40.01   -       45.00           252     10,266,593.67          1.04
45.01   -       50.00           415     15,576,001.87          1.58
50.01   -       55.00           384     18,222,804.48          1.85
55.01   -       60.00           600     29,137,735.77          2.96
60.01   -       65.00           832     46,589,695.20          4.73
65.01   -       70.00         1,319     75,200,479.95          7.63
70.01   -       75.00         1,865    113,114,870.69         11.48
75.01   -       80.00         4,282    292,469,356.43         29.67
80.01   -       85.00         3,019    219,359,609.76         22.26
85.01   -       90.00         1,578    143,789,025.96         14.59
90.01   -       95.00            25        698,795.88          0.07
95.01           100.00          136      2,949,653.92          0.30

                             15,273   $985,610,830.81        100.00  %
                           -------- -------------------
Min:                2.00
Max:              100.00
Weighted Average:  77.21
-----------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                BEAR STEARNS

FIXED RATE COLLATERAL

          Statistical Calculation Date Coupon Rates - Fixed Rate Loans

Range of                   Number of            Aggregate       % of Aggregate
Coupon Rates            Home Equity Loans       Loan Balance     Loan Balance

7.01    -        8.00 %          166         $14,363,264.78          1.46 %
8.01    -        9.00          1,466         121,526,806.79         12.33
9.01    -       10.00          3,462         255,864,399.75         25.96
10.01   -       11.00          3,943         267,400,344.05         27.13
11.01   -       12.00          2,628         158,161,425.69         16.05
12.01   -       13.00          1,767          90,686,970.56          9.20
13.01   -       14.00          1,048          47,325,726.10          4.80
14.01   -       15.00            497          19,618,863.47          1.99
15.01   -       16.00            139           5,619,550.03          0.57
16.01   -       17.00            121           3,954,394.71          0.40
17.01   -       18.00             32             997,422.77          0.10
18.01   -       19.00              2              36,462.11          0.00
19.01   -       21.00              2              55,200.00          0.01

                              15,273        $985,610,830.81        100.00 %
                             ----------    -------------------     --------
Min:                7.10
Max:               20.49
Weighted Average:  10.68
-------------------     -------------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS


FIXED RATE COLLATERAL

Statistical Calculation Date Loan Balances - Fixed Rate Loans

                                             Number of         Aggregate        % of Aggregate
Range of Loan Balances                  Home Equity Loans       Loan Balance     Loan Balance

      $0.00     -          25,000.00          1,842       $34,962,115.42          3.55    %
  25,000.01     -          50,000.00          5,030       191,417,502.12         19.42
  50,000.01     -          75,000.00          4,115       252,939,627.47         25.66
  75,000.01     -         100,000.00          1,960       169,390,781.01         17.19
  100,000.01    -         125,000.00          1,071       119,289,162.73         12.10
  125,000.01    -         150,000.00            535        73,251,141.55          7.43
  150,000.01    -         175,000.00            292        47,128,762.76          4.78
  175,000.01    -         200,000.00            169        31,691,143.91          3.22
  200,000.01    -         225,000.00            107        22,714,632.51          2.30
  225,000.01    -         250,000.00            44         10,432,644.05          1.06
  250,000.01    -         275,000.00            40         10,515,538.34          1.07
  275,000.01    -         300,000.00            26          7,498,589.55          0.76
  300,000.01    -         325,000.00            16          4,988,650.44          0.51
  325,000.01    -         350,000.00            14          4,793,172.38          0.49
  350,000.01    -         375,000.00            4           1,438,184.87          0.15
  375,000.01    -         400,000.00            5           1,902,679.76          0.19
  400,000.01    -         425,000.00            2             824,828.68          0.08
  425,000.01    -         450,000.00            1             431,673.26          0.04

                                           15,273        $985,610,830.81        100.00  %
                                          ---------    -------------------
Min:            5,000.00
Max:          431,673.26
Average:                    64,532.89
---------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS

FIXED RATE COLLATERAL

                Types of Mortgaged Properties - Fixed Rate Loans

                       Number of            Aggregate       % of Aggregate
Property Types      Home Equity Loans       Loan Balance    Loan Balance

Single Family Detached        13,249      $852,667,466.61        86.51 %
Two to Four- Family Residence    777        58,693,527.97         5.96
Single Family Attached           573        30,526,170.23         3.10
Manufactured Housing             413        21,862,959.30         2.22
Planned Unit Development         127        12,131,852.91         1.23
Condominium                       99         5,895,871.74         0.60
Mixed Use                         35         3,832,982.05         0.39

                              15,273      $985,610,830.81       100.00 %
                              -------    -----------------


                      Occupancy Status - Fixed Rate Loans

                       Number of            Aggregate       % of Aggregate
Occupancy Status       Home Equity Loans    Loan Balance    Loan Balance

Owner Occupied             14,417         $944,606,972.32        95.84 %
Investor Owned                856           41,003,858.49         4.16

                           15,273         $985,610,830.81       100.00 %
                          --------       ------------------     ----------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS

FIXED RATE COLLATERAL

             Distribution of Months of Seasoning - Fixed Rate Loans

Months of       Number of               Aggregate       % of Aggregate
Seasoning       Home Equity Loans       Loan Balance    Loan Balance

 0 -  1           3,977              $267,869,869.08        27.18 %
 2 - 12          11,272               716,358,831.52        72.68
     13+             24                 1,382,130.21         0.14

                 15,273              $985,610,830.81       100.00 %
               ------------     -------------------

Min:               0.00
Max:              33.00
Weighted Average:  2.27
-----------------



        Distribution of Remaining Months to Maturity - Fixed Rate Loans

Months Remaining             Number of         Aggregate       % of Aggregate
to Maturity            Home Equity Loans       Loan Balance    Loan Balance

0       -       120             583          $17,864,531.04         1.81  %
121     -       180           9,202          584,395,929.43         59.29
181     -       240           2,233          130,031,505.04         13.19
241     -       300             254           16,399,490.27          1.66
301     -       360           3,001          236,919,375.03         24.04

                             15,273         $985,610,830.81        100.00  %
                            -----------   -------------------
Min:               44.00
Max:              360.00
Weighted Average: 229.61
-----------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS

FIXED RATE COLLATERAL

         Distribution of Original Months to Maturity - Fixed Rate Loans

Original Months            Number of        Aggregate       % of Aggregate
to Maturity           Home Equity Loans    Loan Balance      Loan Balance

0       -       60              48           $934,231.84          0.09 %
61      -       120             535        16,930,299.20          1.72
121     -       180           9,202       584,395,929.43         59.29
181     -       240           2,233       130,031,505.04         13.19
241     -       300             254        16,399,490.27          1.66
301     -       360           3,001       236,919,375.03         24.04

                             15,273      $985,610,830.81        100.00 %
                            --------   -------------------
Min:              48.00
Max:             360.00
Weighted Average:      231.89
-----------------

                       Days Delinquent - Fixed Rate Loans

                           Number of          Aggregate       % of Aggregate
Days Delinquent         Home Equity Loans    Loan Balance      Loan Balance

0   -    30               15,099          $975,455,102.00        98.97 %
31  -    60                  166             9,804,420.50         0.99
61  -    90                    8               351,308.31         0.04

                          15,273          $985,610,830.81       100.00  %
                          --------        ---------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS

FIXED RATE COLLATERAL

       Statistical Calculation Date Junior Lien Ratio - Fixed Rate Loans

Junior                        Number of         Aggregate       % of Aggregate
Lien Ratio                 Home Equity Loans    Loan Balance    Loan Balance

5.01    -       10.00 %          10             $167,786.19        0.28 %
10.01   -       15.00           143            2,666,815.12        4.39
15.01   -       20.00           373            8,895,927.64       14.63
20.01   -       25.00           302            8,276,665.79       13.61
25.01   -       30.00           246            8,427,352.20       13.86
30.01   -       35.00           199            7,357,133.08       12.10
35.01   -       40.00           152            5,995,430.92        9.86
40.01   -       45.00           114            4,970,813.06        8.17
45.01   -       50.00            77            3,497,581.47        5.75
50.01   -       55.00            41            2,024,612.08        3.33
55.01   -       60.00            36            1,814,956.77        2.98
60.01   -       65.00            26            1,223,933.39        2.01
65.01   -       70.00            25            1,456,217.80        2.39
70.01   -       75.00            23            1,160,837.80        1.91
75.01   -       80.00            18              709,620.93        1.17
80.01   -       85.00            16              878,370.65        1.44
85.01   -       90.00            11              746,987.12        1.23
90.01   -       95.00             7              369,209.87        0.61
95.01   -       100.00            2              170,885.56        0.28

                              1,821          $60,811,137.44      100.00 %
                            ----------   -------------------
Min:            6.48
Max:            98.01
Weighted Average:      35.71
-------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS

FIXED RATE COLLATERAL

      Statistical Calculation Date Debt to Income Ratio - Fixed Rate Loans

Range of Debt             Number of        Aggregate        % of Aggregate
to Income Ratio        Home Equity Loans   Loan Balance      Loan Balance

0.00    -    5.00  %            29       $1,641,270.80          0.17  %
5.01    -   10.00               99        4,724,518.22          0.48
10.01   -   15.00              332       14,663,787.23          1.49
15.01   -   20.00              779       36,011,784.63          3.65
20.01   -   25.00            1,214       63,894,730.82          6.48
25.01   -   30.00            1,712       96,792,547.12          9.82
30.01   -   35.00            2,039      125,685,985.19         12.75
35.01   -   40.00            2,378      155,405,314.23         15.77
40.01   -   45.00            2,903      199,793,530.63         20.27
45.01   -   50.00            3,303      246,258,715.06         24.99
50.01   -   55.00              463       38,147,001.78          3.87
55.01   -   60.00               16        1,877,569.38          0.19
60.01   -   65.00                2          128,604.18          0.01
65.01   -   70.00                1           59,500.00          0.01
70.01   -   75.00                2          148,000.00          0.02
75.01   -   80.00                1          377,971.54          0.04

                            15,273     $985,610,830.81        100.00 %
                          ---------- -------------------
Min:            2
Max:            78
Weighted Average:         38.36
-------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS

FIXED RATE COLLATERAL

                        Lien Position - Fixed Rate Loans

                   Number of           Aggregate       % of Aggregate
Lien Position   Home Equity Loans       Loan Balance    Loan Balance

First Lien       13,452              $924,799,693.37         93.83  %
Second Lien       1,821                60,811,137.44          6.17

                 15,273              $985,610,830.81        100.00 %
                 -------            -----------------

                           Balloon - Fixed Rate Loans

                    Number of           Aggregate        % of Aggregate
Balloon           Home Equity Loans     Loan Balance     Loan Balance

240/180 Balloon         2                $65,110.14          0.01 %
360/150 Balloon         1                 56,000.00          0.01
360/180 Balloon     6,338            459,153,681.00         46.59
Fixed               8,893            522,567,213.83         53.02
Prog Pmt               39              3,768,825.84          0.38

                   15,273           $985,610,830.81        100.00  %
                   -------         -----------------       ----------

                        Loan Purpose - Fixed Rate Loans

                     Number of            Aggregate       % of Aggregate
Loan Purpose       Home Equity Loans       Loan Balance    Loan Balance

Debt Consolidation       10,869         $695,475,989.62        70.56  %
Other                     3,061          192,062,864.34        19.49
Purchase                  1,036           80,729,739.50         8.19
Home Improvement            299           16,952,932.97         1.72
Debt Con & HI Combo           8              389,304.38         0.04

                         15,273         $985,610,830.81       100.00  %
                        --------        ----------------     ----------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS

FIXED RATE COLLATERAL

                     Documentation Level - Fixed Rate Loans

                         Number of            Aggregate       % of Aggregate
Documentation Level     Home Equity Loans     Loan Balance    Loan Balance

Standard Documentation      12,674          $792,724,293.32         80.43  %
FNMA Documentation           1,154            83,781,665.11          8.50
Limited Documentation          869            70,196,749.00          7.12
No Documentation               576            38,908,123.38          3.95

                            15,273          $985,610,830.81        100.00 %
                           --------        -----------------       ---------

                        Credit Rating - Fixed Rate Loans

                 Number of             Aggregate       % of Aggregate
Credit Rating   Home Equity Loans     Loan Balance    Loan Balance

A1                 1,154            $83,781,665.11          8.50  %
A2                 6,451            445,299,691.77         45.18
A3                   600             52,058,037.49          5.28
A4                   315             24,457,373.59          2.48
B1                 3,274            200,075,826.96         20.30
B3                   164             13,151,156.36          1.33
B4                   130              8,119,686.79          0.82
C1                 2,330            122,890,599.03         12.47
C3                    79              4,035,707.97          0.41
C4                    99              5,096,355.09          0.52
D1                   619             24,458,175.56          2.48
D3                    26                951,847.18          0.10
D4                    32              1,234,707.91          0.13

                  15,273           $985,610,830.81        100.00 %
                  -------         -----------------      ---------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS

ADJUSTABLE RATE COLLATERAL

    Geographic Distribution of Mortgaged Properties - Adjustable Rate Loans

                  Number of             Aggregate         % of Aggregate
State           Home Equity Loans       Loan Balance      Loan Balance

Arizona              118              $9,917,647.81          3.34 %
Arkansas               3                 225,072.88          0.08
California           331              47,937,035.66         16.14
Colorado             110              12,814,918.09          4.32
Connecticut           29               2,793,647.65          0.94
Delaware               2                 255,880.93          0.09
District of Columbia   8               1,086,468.97          0.37
Florida              195              17,811,875.05          6.00
Georgia               73               6,996,291.65          2.36
Hawaii                 8               1,332,433.55          0.45
Idaho                 31               2,829,224.79          0.95
Illinois             168              16,913,228.64          5.70
Indiana              117               7,128,369.28          2.40
Iowa                  10                 624,173.60          0.21
Kansas                29               2,137,523.37          0.72
Kentucky              38               2,857,626.27          0.96
Louisiana             12                 990,845.58          0.33
Maine                  2                 168,044.40          0.06
Maryland              42               4,424,516.72          1.49
Massachusetts         51               6,870,023.63          2.31
Michigan             450              35,843,984.90         12.07
Minnesota             65               5,718,398.37          1.93
Mississippi           17                 950,117.92          0.32
Missouri              77               4,884,184.01          1.64
Montana               12               1,561,011.81          0.53
Nebraska               8                 443,939.29          0.15
Nevada                44               5,016,050.21          1.69
New Hampshire          8                 879,849.31          0.30
New Jersey            16               2,121,249.11          0.71
New Mexico            45               3,372,915.10          1.14
New York              12               1,435,866.08          0.48
North Carolina        41               2,699,292.62          0.91
North Dakota           1                 104,400.00          0.04
Ohio                 193              15,174,446.58          5.11
Oklahoma              43               3,932,512.08          1.32
Oregon                44               4,173,058.80          1.41
Pennsylvania          91               7,778,187.61          2.62
Rhode Island          14               1,306,515.52          0.44
South Carolina        10                 777,432.81          0.26
Tennessee             16               1,138,586.97          0.38
Texas                184              16,700,877.84          5.62
Utah                 138              15,541,927.24          5.23
Vermont                2                 179,465.28          0.06
Virginia              18               2,187,115.84          0.74
Washington           123              12,801,645.50          4.31
West Virginia         11                 662,513.54          0.22
Wisconsin             44               3,093,434.49          1.04
Wyoming                3                 327,098.94          0.11

                   3,107            $296,920,926.29        100.00 %
                   -----            ---------------        --------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS

ADJUSTABLE RATE COLLATERAL

             Original Loan-to-Value Ratios - Adjustable Rate Loans

Range of                Number of         Aggregate       % of Aggregate
Original LTV's        Home Equity Loans   Loan Balance    Loan Balance

10.01   -    15.00 %         1            $10,940.40         0.00 %
20.01   -    25.00           3             96,278.23         0.03
25.01   -    30.00           13           943,921.23         0.32
30.01   -    35.00           9            462,885.30         0.16
35.01   -    40.00           17           840,312.05         0.28
40.01   -    45.00           19         1,189,805.11         0.40
45.01   -    50.00           40         2,793,291.34         0.94
50.01   -    55.00           40         3,174,793.03         1.07
55.01   -    60.00           65         4,797,905.95         1.62
60.01   -    65.00           166       11,688,539.10         3.94
65.01   -    70.00           246       20,362,956.65         6.86
70.01   -    75.00           447       39,903,597.42        13.44
75.01   -    80.00           868       82,776,494.68        27.88
80.01   -    85.00           625       67,101,777.34        22.60
85.01   -    90.00           545       60,572,708.54        20.40
90.01   -    95.00             2          143,979.97         0.05
95.01   -    100.00            1           60,739.95         0.02

                         3,107       $296,920,926.29       100.00 %
                        ---------   -------------------    ---------
Min:            14.00
Max:            100.00
Weighted Average:           79.38
-------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS

ADJUSTABLE RATE COLLATERAL

       Statistical Calculation Date Coupon Rates - Adjustable Rate Loans

Range of Current         Number of         Aggregate          % of Aggregate
Coupon Rates          Home Equity Loans    Loan Balance       Loan Balance

6.01    -    7.00 %          6              $840,660.02          0.28  %
7.01    -    8.00           37             6,273,316.34          2.11
8.01    -    9.00          305            36,550,433.35         12.31
9.01    -   10.00          976           101,798,698.48         34.28
10.01   -   11.00        1,097            99,782,927.01         33.61
11.01   -   12.00          528            41,174,024.56         13.87
12.01   -   13.00          113             7,755,391.58          2.61
13.01   -   14.00           37             2,378,774.15          0.80
14.01   -   15.00            8               366,700.80          0.12

                         3,107          $296,920,926.29        100.00 %
                        --------      -------------------
Min:             6.13
Max:            14.75
Weighted Average:       10.15
-------------------

                    Occupancy Status - Adjustable Rate Loans

                         Number of          Aggregate       % of Aggregate
Occupancy Status      Home Equity Loans     Loan Balance     Loan Balance

Investor Owned               208           $14,717,387.80          4.96 %
Owner Occupied             2,899           282,203,538.49         95.04

                           3,107          $296,920,926.29        100.00 %
                          ------          ---------------       ---------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS

ADJUSTABLE RATE COLLATERAL

       Statistical Calculation Date Loan Balances - Adjustable Rate Loans

                                 Number of       Aggregate       % of Aggregate
Range of Loan Balances     Home Equity Loans    Loan Balance     Loan Balance

      $0.00  -     25,000.00         62       $1,313,219.93           0.44 %
  25,000.01  -     50,000.00        555       22,008,370.49           7.41
  50,000.01  -     75,000.00        772       48,530,499.40          16.34
  75,000.01  -    100,000.00        636       55,353,416.10          18.64
 100,000.01  -    125,000.00        413       46,012,605.62          15.50
 125,000.01  -    150,000.00        241       32,956,554.88          11.10
 150,000.01  -    175,000.00        138       22,284,213.19           7.51
 175,000.01  -    200,000.00         90       16,868,424.99           5.68
 200,000.01  -    225,000.00         68       14,390,589.76           4.85
 225,000.01  -    250,000.00         33        7,871,070.03           2.65
 250,000.01  -    275,000.00         37        9,656,672.87           3.25
 275,000.01  -    300,000.00         29        8,302,537.55           2.80
 300,000.01  -    325,000.00          9        2,816,302.69           0.95
 325,000.01  -    350,000.00         16        5,468,825.45           1.84
 350,000.01  -    375,000.00          5        1,833,104.10           0.62
 375,000.01  -    400,000.00          2          774,519.24           0.26
 475,000.01  -    500,000.00          1          480,000.00           0.16

                                  3,107     $296,920,926.29         100.00 %
                                 ---------  -----------------
Min:              10,940.40
Max:             480,000.00
Average:          95,565.15
----------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS

ADJUSTABLE RATE COLLATERAL

             Types of Mortgaged Properties - Adjustable Rate Loans

                            Number of           Aggregate        % of Aggregate
Property Types              Home Equity Loans   Loan Balance      Loan Balance

Single Family Detached         2,678          $256,512,382.74        86.39 %
Single Family Attached            59             4,536,213.71         1.53
Two to Four- Family Residence    162            16,845,302.13         5.67
Manufactured Housing              59             4,374,567.71         1.47
Mixed Use                          1                59,878.25         0.02
Planned Unit Development          94            10,562,175.49         3.56
Condominium                       54             4,030,406.26         1.36
                                                                      1.53
                               3,107          $296,920,926.29       100.00 %
                               -----          ----------------      --------


          Distribution of Months of Seasoning - Adjustable Rate Loans

Months of         Number of               Aggregate       % of Aggregate
Seasoning         Home Equity Loans       Loan Balance     Loan Balance

  0 -  1              981               $96,832,622.45         32.61 %
  2 - 12            2,121               199,667,004.53         67.25
      13+               5                   421,299.31          0.14

                    3,107              $296,920,926.29        100.00  %
                  --------            -----------------
Min:    0.00
Max:    17.00
Weighted Average:       2.10
-------------------   ----------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS

       Distribution of Original Term to Maturity - Adjustable Rate Loans

Original Term            Number of           Aggregate        % of Aggregate
to Maturity             Home Equity Loans   Loan Balance       Loan Balance

121     -   180              3               $169,516.93    0.06    %
301     -   360          3,104            296,751,409.36         99.94

                         3,107           $296,920,926.29        100.00  %
                         -------       -------------------
Min:            180.00
Max:            360.00
Weighted Average:             359.90
-------------------



      Distribution of Remaining Months to Maturity - Adjustable Rate Loans

Months Remaining         Number of          Aggregate       % of Aggregate
to Maturity          Home Equity Loans     Loan Balance    Loan Balance

121     -  180                3             169,516.93          0.06 %
301     -  360            3,104         296,751,409.36         99.94

                          3,107        $296,920,926.29        100.00  %
                     -----------     -------------------
Min:            176.00
Max:            360.00
Weighted Average:          357.80
-------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS

ADJUSTABLE RATE COLLATERAL

                Distribution of Margins - Adjustable Rate Loans

Range of               Number of          Aggregate         % of Aggregate
Margins             Home Equity Loans    Loan Balance       Loan Balance

1.01    -   2.00 %         1              $58,378.94           0.02 %
2.01    -   3.00           2              169,205.14           0.06
3.01    -   4.00           9            1,395,478.67           0.47
4.01    -   5.00         192           20,603,418.57           6.94
5.01    -   6.00       1,139          116,813,404.73          39.34
6.01    -   7.00       1,164          106,414,566.96          35.84
7.01    -   8.00         482           42,113,613.47          14.18
8.01    -   9.00          79            6,538,028.92           2.20
9.01    -  10.00          34            2,363,697.46           0.80
10.01   -  11.00           2              189,854.93           0.06
11.01   -  12.00           3              261,278.50           0.09

                       3,107         $296,920,926.29         100.00 %
                      ---------     -------------------
Min:            2.00
Max:            11.60
Weighted Average:         6.21
-------------------


                      Product Type - Adjustable Rate Loans

                      Number of          Aggregate          % of Aggregate
Product Type       Home Equity Loans     Loan Balance       Loan Balance

2/28                     2,306          $213,148,554.15          71.79 %
3/27                       352            36,805,359.17          12.40
6 month LIBOR              449            46,967,012.97          15.82

                         3,107          $296,920,926.29         100.00 %
                         -----          ---------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS

ADJUSTABLE RATE COLLAERAL

          Distribution of Maximum Coupon Rates - Adjustable Rate Loans

                       Number of        Aggregate       % of Aggregate
Maximum Rate      Home Equity Loans     Loan Balance    Loan Balance

9.01    -   10.00 %         2           $119,850.00         0.04 %
10.01   -   11.00           1            132,000.00         0.04
11.01   -   12.00           1             84,775.05         0.03
12.01   -   13.00           3            291,171.44         0.10
13.01   -   14.00          17          2,566,647.62         0.86
14.01   -   15.00         207         26,476,837.38         8.92
15.01   -   16.00         885         93,774,154.56        31.58
16.01   -   17.00       1,123        105,052,830.03        35.38
17.01   -   18.00         606         49,743,658.60        16.75
18.01   -   19.00         193         14,196,531.40         4.78
19.01   -   20.00          56          3,852,892.04         1.30
20.01   -   21.00          12            607,085.10         0.20
21.01   -   22.00           1             22,493.07         0.01

                        3,107       $296,920,926.29       100.00 %
                        ------     -------------------
Min:            9.50
Max:            21.75
Weighted Average:        16.37
-------------------


                     Lien Position - Adjustable Rate Loans

                   Number of             Aggregate         % of Aggregate
Lien Position     Home Equity Loans     Loan Balance       Loan Balance

First Lien            3,107            $296,920,926.29        100.00

                      3,107            $296,920,926.29        100.00 %
                      -----            ---------------        ---------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS

ADJUSTABLE RATE COLLATERAL

          Distribution of Minimum Coupon Rates - Adjustable Rate Loans

                        Number of         Aggregate       % of Aggregate
Minimum Rate         Home Equity Loans    Loan Balance    Loan Balance

5.01    -   6.00 %        2               $171,362.06         0.06 %
6.01    -   7.00          7              1,042,922.87         0.35
7.01    -   8.00         37              6,273,316.34         2.11
8.01    -   9.00        308             36,841,121.07        12.41
9.01    -  10.00        976            101,716,295.95        34.26
10.01   -  11.00      1,095             99,411,382.31        33.48
11.01   -  12.00        525             41,043,228.32        13.82
12.01   -  13.00        114              7,848,211.50         2.64
13.01   -  14.00         35              2,206,385.07         0.74
14.01   -  15.00          8                366,700.80         0.12

                      3,107           $296,920,926.29       100.00 %
                      -------     -------------------
Min:            5.375
Max:            14.75
Weighted Average:       10.14
-------------------     -------------------


                    Days Delinquent - Adjustable Rate Loans

                     Number of         Aggregate       % of Aggregate
Days Delinquent   Home Equity Loans    Loan Balance    Loan Balance

0   -  30             3,063         $292,577,726.59        98.54 %
31  -  60                40            3,568,594.23         1.20
61  -  90                 4              774,605.47         0.26

                      3,107         $296,920,926.29       100.00 %
                      ------        ----------------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS

ADJUSTABLE RATE COLLATERAL

           Distribution of Coupon Rate Change - Adjustable Rate Loans

Month of Next Coupon    Number of             Aggregate       % of Aggregate
Rate Change             Home Equity Loans     Loan Balance    Loan Balance

April-98                  22                  $1,737,941.95          0.59 %
May-98                    28                   2,699,931.18          0.91
June-98                  117                  11,890,835.98          4.00
July-98                  165                  17,809,739.56          6.00
August-98                101                  11,689,670.98          3.94
September-98              16                   1,138,893.32          0.38
November-98                1                      55,242.08          0.02
June-99                    2                     165,214.94          0.06
July-99                    5                     414,354.85          0.14
August-99                 11                     647,262.41          0.22
September-99              25                   2,506,491.10          0.84
October-99                47                   4,665,081.17          1.57
November-99              142                  13,197,894.02          4.44
December-99              547                  46,219,698.59         15.57
January-00               865                  81,769,611.18         27.54
February-00              628                  59,584,266.81         20.07
March-00                  33                   3,923,437.00          1.32
July-00                    3                     331,747.34          0.11
September-00               1                      62,842.58          0.02
October-00                 7                     761,278.70          0.26
November-00               13                   1,577,092.12          0.53
December-00               46                   4,563,852.61          1.54
January-01               149                  15,699,498.72          5.29
February-01              117                  11,919,797.10          4.01
March-01                  16                   1,889,250.00          0.64

                       3,107                $296,920,926.29        100.00 %
                       -----                ----------------       --------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS

ADJUSTABLE RATE COLLATERAL

                      Credit Score - Adjustable Rate Loans

                     Number of         Aggregate       % of Aggregate
Credit Score     Home Equity Loans     Loan Balance    Loan Balance

        A1               10             $785,057.18          0.26 %
        A2            1,323          138,174,947.67         46.54
        A3              164           21,143,493.52          7.12
        A4              199           22,063,256.19          7.43
        B1              704           60,068,774.66         20.23
        B3               52            6,012,300.86          2.02
        B4               74            6,736,229.89          2.27
        C1              464           33,486,048.70         11.28
        C3               12            1,136,035.27          0.38
        C4               29            2,250,731.30          0.76
        D1               67            4,198,785.23          1.41
        D3                1              236,000.00          0.08
        D4                8              629,265.82          0.21

                      3,107         $296,920,926.29        100.00 %

                        Balloon - Adjustable Rate Loans

                 Number of             Aggregate        % of Aggregate
Balloon        Home Equity Loans       Loan Balance     Loan Balance

Fully Amortizing         3,107       $296,920,926.29        100.00 %

                         3,107       $296,920,926.29        100.00 %
                         -----       ---------------        --------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS

ADJUSTABLE RATE COLLATERAL

   Statistical Calculation Date Debt to Income Ratio - Adjustable Rate Loans

Range of Debt              Number of        Aggregate       % of Aggregate
to Income Ratio        Home Equity Loans     Loan Balance    Loan Balance

5.01    -  10.00 %          14              $1,254,685.40          0.42 %
10.01   -  15.00            55               3,427,166.12          1.15
15.01   -  20.00           130               8,782,282.08          2.96
20.01   -  25.00           218              15,694,735.55          5.29
25.01   -  30.00           298              26,233,103.00          8.84
30.01   -  35.00           388              35,175,634.11         11.85
35.01   -  40.00           473              44,629,669.39         15.03
40.01   -  45.00           604              59,563,812.28         20.06
45.01   -  50.00           669              73,060,228.01         24.61
50.01   -  55.00           226              25,710,836.32          8.66
55.01   -  60.00            31               3,263,924.03          1.10
60.01   -  65.00             1                 124,850.00          0.04

                         3,107            $296,920,926.29        100.00 %
                        ------           -------------------
Min:            6.00
Max:            61.00
Weighted Average:       39.75
-------------------


                      Loan Purpose - Adjustable Rate Loans

                  Number of             Aggregate        % of Aggregate
Loan Purpose      Home Equity Loans     Loan Balance     Loan Balance

Debt Consolidation         1,578     $150,578,013.49          50.71 %
Purchase                   1,003       98,381,149.96          33.13
Other                        507       46,062,261.81          15.51
Home Improvement              19        1,899,501.03           0.64

                           3,107     $296,920,926.29         100.00 %
                           ------    ----------------        --------


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS

ADJUSTABLE RATE COLLATERAL

                   Periodic Rate Cap - Adjustable Rate Loans

                         Number of          Aggregate       % of Aggregate
Periodic Rate Cap      Home Equity Loans    Loan Balance    Loan Balance

    1.0 %                 2,836           $270,086,479.36        90.96 %
    1.5                     267             26,425,637.93         8.90
    2.0                       1                 90,472.15         0.03
    3.0                       3                318,336.85         0.11

                          3,107           $296,920,926.29       100.00 %
                         -------         -----------------      ---------
Min:    1.00
Max:    3.00
Weighted Average:    1.05
-------------------


                  Initial Periodic Cap - Adjustable Rate Loans

Initial                Number of          Aggregate       % of Aggregate
Periodic Cap        Home Equity Loans    Loan Balance      Loan Balance

   1.0 %                  451          $46,445,539.98         15.64 %
   1.5                    240           22,901,426.63          7.71
   2.0                     24            2,621,469.04          0.88
   3.0                  2,366          222,404,816.50         74.90
   6.0                     17            1,671,111.87          0.56
   7.0                      9              876,562.27          0.30

                        3,107         $296,920,926.29        100.00 %
                       --------     -------------------
Min:    1.00
Max:    7.00
Weighted Average:    2.59
-------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS

ADJUSTABLE RATE COLLATERAL

                  Documentation Level - Adjustable Rate Loans

                        Number of          Aggregate       % of Aggregate
Documentation Level   Home Equity Loans    Loan Balance    Loan Balance

Standard Documentation   2,558          $235,928,556.26        79.46 %
No Documentation           310            31,679,483.20        10.67
Limited Documentation      229            28,527,829.65         9.61
FNMA Documentation          10               785,057.18         0.26

                         3,107          $296,920,926.29       100.00 %
                         -----          ----------------      --------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS

                                  PAC SCHEDULE


                                  PAC Schedule
Period                     Period                        Period
0         1,149,125,000.00      43        303,036,312.67        86        52,942,886.81
1         1,149,125,000.00      44        291,420,694.80        87        50,470,469.72
2         1,149,125,000.00      45        280,245,944.62        88        48,091,093.66
3         1,149,125,000.00      46        269,495,179.18        89        45,801,256.62
4         1,149,125,000.00      47        259,152,171.32        90        43,597,589.17
5         1,149,125,000.00      48        249,201,323.75        91        41,476,849.31
6         1,149,125,000.00      49        239,627,644.12        92        39,435,917.68
7         1,120,505,653.87      50        230,416,721.08        93        37,471,792.78
8         1,088,708,610.31      51        221,554,701.38        94        35,581,586.58
9         1,054,941,286.54      52        213,028,267.87        95        33,762,520.08
10        1,019,416,896.07      53        204,824,618.33        96        32,011,919.25
11          984,191,273.04      54        196,931,445.26        97        30,327,210.94
12          949,605,528.42      55        189,336,916.35        98        28,705,919.12
13          918,571,440.75      56        182,029,655.86        99        27,145,661.11
14          887,966,990.72      57        174,998,726.69        100       25,644,144.09
15          857,795,051.59      58        168,233,613.14        101       24,199,161.63
16          828,059,827.41      59        161,724,204.43        102       22,808,590.47
17          799,096,175.69      60        155,460,778.82        103       21,470,387.26
18          770,883,848.27      61        149,433,988.44        104       20,182,585.64
19          743,403,138.04      62        143,634,844.58        105       18,943,293.26
20          716,634,864.25      63        138,054,703.76        106       17,750,688.94
21          690,560,358.05      64        132,685,254.21        107       16,603,020.06
22          665,161,448.56      65        127,518,502.95        108       15,498,599.88
23          640,433,989.54      66        122,546,763.35        109       14,435,805.11
24          616,346,394.17      67        117,762,643.24        110       13,413,073.44
25          592,881,943.53      68        113,159,033.44        111       12,428,901.28
26          570,024,363.03      69        108,729,096.74        112       11,481,841.56
27          547,757,810.27      70        104,466,257.38        113       10,577,106.35
28          526,066,863.36      71        100,364,190.90        114        9,706,336.75
29          504,936,509.48      72         96,416,814.34        115        8,868,262.00
30          484,352,133.80      73         92,618,276.97        116        8,061,658.97
31          464,299,508.71      74         88,962,951.25        117        7,285,350.36
32          444,764,783.32      75         85,445,424.19        118        6,538,202.91
33          425,734,473.27      76         82,060,489.10        119        5,819,125.86
34          407,195,450.83      77         78,803,137.57        120        5,127,069.22
35          389,137,556.29      78         75,668,551.87        121        4,461,022.33
36          371,545,564.24      79         72,652,097.54        122        3,820,012.35
37          371,545,564.24      80         69,749,316.40        123        3,203,102.79
38          368,891,635.23      81         66,833,117.88        124        2,609,392.24
39          354,269,621.25      82         63,837,945.49        125        2,038,012.97
40          340,707,615.41      83         60,955,504.45        126        1,488,129.70
41          327,661,125.84      84         58,181,546.56        127          958,938.37
42          315,110,364.06      85         55,511,984.72        128          449,664.97

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS


                               AVAILABLE FUNDS CAP

        Group1   Group2              Group1    Group2                Group1     Group2                 Group1   Group2        2
1        3.00    3.09           49       9.65    10.80          97       9.54    10.79          145      9.48    10.80        7
2        9.20    9.43           50       9.65    10.80          98       9.53    10.79          146      9.48    10.80        7
3        9.20    9.45           51       9.65    10.80          99       9.54    10.79          147      9.49    10.80        7
4        9.18    9.54           52       9.64    10.80          100      9.53    10.79          148      9.48    10.80        7
5        9.17    9.67           53       9.64    10.80          101      9.52    10.79          149      9.48    10.80        7
6        9.16    9.76           54       9.64    10.80          102      9.53    10.79          150      9.49    10.80        7
7        8.64    9.27           55       9.63    10.80          103      9.52    10.79          151      9.49    10.80        7
8        8.63    9.28           56       9.63    10.80          104      9.52    10.79          152      9.49    10.80        7
9        8.60    9.30           57       9.63    10.80          105      9.51    10.79          153      9.49    10.80        7
10       8.58    9.39           58       9.63    10.80          106      9.51    10.79          154      9.49    10.80        7
11       8.56    9.52           59       9.63    10.80          107      9.53    10.79          155      9.51    10.80        7
12       8.53    9.61           60       9.62    10.80          108      9.51    10.79          156      9.50    10.80        7
13       8.51    9.62           61       9.62    10.80          109      9.51    10.79          157      9.50    10.80        6
14       8.48    9.62           62       9.62    10.80          110      9.50    10.79          158      9.50    10.80        6
15       8.45    9.62           63       9.62    10.80          111      9.50    10.79          159      9.51    10.80        6
16       8.42    9.65           64       9.61    10.80          112      9.50    10.79          160      9.50    10.80        6
17       8.39    9.72           65       9.61    10.80          113      9.49    10.79          161      9.51    10.80        6
18       8.36    9.75           66       9.61    10.80          114      9.50    10.79          162      9.51    10.80        6
19       8.32    9.76           67       9.60    10.80          115      9.49    10.79          163      9.51    10.80        6
20       8.29    9.76           68       9.61    10.80          116      9.49    10.79          164      9.52    10.80        5
21       8.25    9.76           69       9.60    10.80          117      9.49    10.79          165      9.52    10.80        6
22       8.22    10.80          70       9.60    10.80          118      9.48    10.79          166      9.52    10.80        6
23       8.35    10.80          71       9.60    10.80          119      9.50    10.79          167      9.53    10.80
24       8.30    10.80          72       9.59    10.79          120      9.48    10.79          168      9.53    10.80
25       8.27    10.80          73       9.60    10.79          121      9.49    10.79          169      9.53    10.80
26       8.22    10.80          74       9.59    10.79          122      9.48    10.79          170      9.53    10.80
27       8.18    10.80          75       9.59    10.79          123      9.48    10.79          171      9.54    10.80
28       8.14    10.80          76       9.59    10.79          124      9.47    10.79          172      9.54    10.80
29       8.09    10.80          77       9.58    10.79          125      9.47    10.79          173      9.54    10.80
30       8.05    10.80          78       9.59    10.79          126      9.48    10.79          174      9.55    10.80
31       9.65    10.80          79       9.58    10.79          127      9.47    10.79          175      9.55    10.80
32       9.65    10.80          80       9.58    10.79          128      9.47    10.79          176      9.56    10.80
33       9.65    10.80          81       9.57    10.79          129      9.46    10.79          177      9.56    10.80
34       9.65    10.80          82       9.57    10.79          130      9.46    10.79          178      9.56    10.80
35       9.69    10.80          83       9.58    10.79          131      9.48    10.79          179      9.52    10.87
36       9.68    10.80          84       9.57    10.79          132      9.46    10.79          180      9.52    10.87
37       9.68    10.80          85       9.57    10.79          133      9.47    10.79          181      9.52    10.87
38       9.68    10.80          86       9.56    10.79          134      9.47    10.79          182      9.52    10.87
39       9.68    10.80          87       9.56    10.79          135      9.47    10.79          183      9.52    10.87
40       9.67    10.80          88       9.56    10.79          136      9.47    10.79          184      9.52    10.87
41       9.67    10.80          89       9.55    10.79          137      9.47    10.80          185      9.52    10.87
42       9.67    10.80          90       9.56    10.79          138      9.48    10.80          186      9.52    10.87
43       9.67    10.80          91       9.55    10.79          139      9.47    10.80          187      9.52    10.87
44       9.67    10.80          92       9.55    10.79          140      9.48    10.80          188      9.52    10.87
45       9.66    10.80          93       9.54    10.79          141      9.47    10.80          189      9.52    10.87
46       9.66    10.80          94       9.54    10.79          142      9.47    10.80          190      9.52    10.87
47       9.66    10.80          95       9.56    10.79          143      9.49    10.80          191      9.51    10.87
48       9.65    10.80          96       9.54    10.79          144      9.48    10.80          192      9.51    10.87


         Group1   Group2                 Group1   Group2                 Group1   Group2                Group1    Group
193      9.51    10.87          241      9.51    10.87          289      9.48    10.87          337      9.46    10.8
194      9.51    10.87          242      9.51    10.87          290      9.48    10.87          338      9.46    10.8
195      9.51    10.87          243      9.51    10.87          291      9.48    10.87          339      9.46    10.8
196      9.51    10.87          244      9.51    10.87          292      9.48    10.87          340      9.46    10.8
197      9.51    10.87          245      9.50    10.87          293      9.48    10.87          341      9.46    10.8
198      9.51    10.87          246      9.50    10.87          294      9.48    10.87          342      9.46    10.8
199      9.51    10.87          247      9.50    10.87          295      9.48    10.87          343      9.46    10.8
200      9.51    10.87          248      9.50    10.87          296      9.48    10.87          344      9.46    10.8
201      9.51    10.87          249      9.50    10.87          297      9.48    10.87          345      9.46    10.8
202      9.51    10.87          250      9.50    10.87          298      9.47    10.87          346      9.46    10.8
203      9.51    10.87          251      9.50    10.87          299      9.47    10.87          347      9.46    10.8
204      9.51    10.87          252      9.50    10.87          300      9.47    10.87          348      9.46    10.8
205      9.51    10.87          253      9.50    10.87          301      9.47    10.87          349      9.46    10.8
206      9.51    10.87          254      9.50    10.87          302      9.47    10.87          350      9.46    10.8
207      9.51    10.87          255      9.50    10.87          303      9.47    10.87          351      9.46    10.8
208      9.51    10.87          256      9.50    10.87          304      9.47    10.87          352      9.45    10.8
209      9.51    10.87          257      9.50    10.87          305      9.47    10.87          353      9.45    10.8
210      9.51    10.87          258      9.50    10.87          306      9.47    10.87          354      9.45    10.8
211      9.51    10.87          259      9.50    10.87          307      9.47    10.87          355      9.45    10.8
212      9.51    10.87          260      9.49    10.87          308      9.47    10.87          356      9.45    10.8
213      9.51    10.87          261      9.49    10.87          309      9.47    10.87          357      9.45    10.8
214      9.51    10.87          262      9.49    10.87          310      9.47    10.87          358      9.45    10.8
215      9.51    10.87          263      9.49    10.87          311      9.47    10.87          359      -       -
216      9.51    10.87          264      9.49    10.87          312      9.47    10.87          360      -       -
217      9.51    10.87          265      9.49    10.87          313      9.47    10.87
218      9.51    10.87          266      9.49    10.87          314      9.47    10.87
219      9.51    10.87          267      9.49    10.87          315      9.47    10.87
220      9.51    10.87          268      9.49    10.87          316      9.47    10.87
221      9.51    10.87          269      9.49    10.87          317      9.47    10.87
222      9.51    10.87          270      9.49    10.87          318      9.47    10.87
223      9.51    10.87          271      9.49    10.87          319      9.47    10.87
224      9.51    10.87          272      9.49    10.87          320      9.47    10.87
225      9.51    10.87          273      9.49    10.87          321      9.47    10.87
226      9.51    10.87          274      9.49    10.87          322      9.46    10.87
227      9.51    10.87          275      9.49    10.87          323      9.46    10.87
228      9.51    10.87          276      9.49    10.87          324      9.46    10.87
229      9.51    10.87          277      9.48    10.87          325      9.46    10.87
230      9.51    10.87          278      9.48    10.87          326      9.46    10.87
231      9.51    10.87          279      9.48    10.87          327      9.46    10.87
232      9.51    10.87          280      9.48    10.87          328      9.46    10.87
233      9.51    10.87          281      9.48    10.87          329      9.46    10.87
234      9.51    10.87          282      9.48    10.87          330      9.46    10.87
235      9.51    10.87          283      9.48    10.87          331      9.46    10.87
236      9.51    10.87          284      9.48    10.87          332      9.46    10.87
237      9.51    10.87          285      9.48    10.87          333      9.46    10.87
238      9.51    10.87          286      9.48    10.87          334      9.46    10.87
239      9.51    10.87          287      9.48    10.87          335      9.46    10.87
240      9.51    10.87          288      9.48    10.87          336      9.46    10.87


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS


                             DELINQUENCY EXPERIENCE
                      CONTIMORGTAGE'S SERVICING PORTFOLIO



                                         Year Ending December 31,
                              1997                       1996                     1995                     1994
                         Number    Dollar         Number      Dollar        Number      Dollar     Number      Dollar
                         of Loans  Amount         of Loans    Amount        of Loans   Amount      of Loans    Amount
Portfolio At            143,944   $9,122,792     93,372      $5,699,145     58,459    $3,427,190   33,270     $1,879,920

Delinquency Percentage (1)
30-59 days                 2.69%     2.37%        3.31%         3.09%       2.32%       2.02%       0.82%       0.67%
60-89 days                 0.77%     0.74%        0.74%         0.72%       0.69%       0.70%       0.19%       0.20%
90 days or more            0.34%     0.31%        0.33%         0.36%       0.95%       1.01%       0.55%       0.57%
                           ----      ----         ----          ----        ----        ----        ----        ----
Total Delinquency          3.80%     3.42%        4.38%         4.17%       3.96%       3.73%       1.56%       1.44%

Total Delinquency Amount  5,463   $311,821       4,088        $237,642     2,316        $128,063     518        $26,993

Default Percentage (2)
Foreclosure                2.66%     2.78%        2.51%         2.62%       1.17%       1.15%       0.33%       0.34%
Bankruptcy                 1.58%     1.53%        1.12%         1.12%       0.68%       0.69%       0.34%       0.33%
REO Properties             0.63%     0.65%        0.43%         0.49%       0.07%       0.08%       0.11%       0.11%
Forbearance (3)            0.51%     0.59%        0.14%         0.15%       0.10%       0.12%        n/a         n/a
                           ----      ----         ----          ----        ----        ----
Total Default              5.37%     5.55%        4.20%         4.38%       2.02%       2.04%       0.78%       0.78%

Total Default Amount      7,736    $506,774      3,926        $249,714     1,182       $69,962       260       $14,717

NOTES:
(1) The period of delinquency is based on the number of days payments are contractually past due. The delinquency statistics for the period exclude loans in foreclosure, bankruptcy, real estate owned or forbearance.
(2) The default percentage represent the ratio of the number or dollar value of delinquent home equity loans in foreclosure, bankruptcy, real estate owned or forbearance to the total number or dollar balance of the outstanding portfolio.
(3)  A reporting change was made in 1997 such that certain 90+ Day Delinquent
     Loans and Foreclosure Loans have been transferred to the Forbearance Loans category. Therefor the 1997 statistics are not directly comparable to the 1996, 1995 and 1994 numbers.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS


                                LOSS EXPERIENCE
                       CONTIMORTGAGE'S SERVICING PORTFOLIO

                                                 Year Ending December 31,
                                            1997        1996          1995       1994        1993

Average Amount Outstanding (1)         $7,248,686     $4,261,983    $2,641,686  $1,400,163   $606,272
Gross Losses (2)                           30,146          9,487         2,754       1,203      1,469
Recoveries (3)                                116             77            65           0          0
Net Losses (4)                             30,030          9,410         2,689       1,203      1,469
Net Losses as % of Average
Amount Outstanding                           0.41%          0.22%         0.10%       0.09%      0.24%


NOTES:
(1) "Average Amount Outstanding" during the period is the arithmetic average of the principal balances of the mortgage loans outstanding on the last business day of each month during the period.
(2) "Gross Losses" are the amounts which have been determined to be uncollectible relating to mortgage loans for each respective period.
(3) "Recoveries" are recoveries from liquidation proceeds and deficiency judgments.
(4) "Net Losses" represents "Gross Losses" minus "Recoveries".

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                              BEAR STEARNS

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                                 FAX TRANSMITTAL
                          FINAL Computational Material
               CONTIMORTGAGE HOME EQUITY LOAN TRUST, SERIES 1998-1

--------------------------------------------------------------------------------
FAX TO:                                                         DATE:  03/11/98
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      STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                              AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not
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statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending
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limited to: prepayment expectations (economic prepayment models, single expected
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assumptions (parallel and nonparallel changes for different maturity
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(historically observed or implied current) and reported information (paydown
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Contact your registered representative for detailed explanations of any modeling
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The Information addresses only certain aspects of the applicable security's
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speeds and/or interest rates. You should consider whether the behavior of these
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Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and
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and the then current version of the Information. Offering Documents contain data
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readily ascertainable to produce a hypothetical price based on the estimated
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GENERAL INFORMATION: The data underlying the Information has been obtained from
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you may obtain such Offering Documents from Bear Stearns.

                          FINAL Computational Material
               ContiMortgage Home Equity Loan Trust series 1998-1


                                                                         Principal Windows (months)
                                                                                Last       Window      WAL
 Class   Description                  Rating          Size (1)    % Pool  First  Call/Mat   Call/Mat    Call/Mat   Duration
 A-1         Fixed Money Market       P-1/A-1+/F-1+   $103.075     6.06%   1        6         6         0.31        0.30
 A-2 (2)     Fixed Seq. PAC           Aaa/AAA/AAA     $340.466    20.03%   7       17        11         0.95        0.90
 A-3 (2)     Fixed Seq. PAC           Aaa/AAA/AAA     $369.608    21.74%  17       33        17         2.01        1.83
 A-4         Fixed Seq. PAC           Aaa/AAA/AAA     $126.682     7.45%  33       43        11         3.08        2.73
 A-5         Fixed Seq. PAC           Aaa/AAA/AAA     $121.211     7.13%  43       55        13         4.01        3.44
 A-6         Fixed Seq. PAC           Aaa/AAA/AAA      $80.668     4.75%  55       69        15         5.10        4.21
 A-7         Fixed Seq. PAC           Aaa/AAA/AAA     $110.471     6.50%  69   87/129     19/61    6.79/7.40        5.60
 A-8 (3)     Auction Rate Seq. COMP.  Aaa/AAA/AAA     $218.675    12.86%   6   87/178    82/173    5.43/6.78         -
 A-9 (4)     LIBOR Floater            Aaa/AAA/AAA     $171.344    10.08%   1   87/178    87/178    2.56/2.67         -
 B           Fixed Subordinate        Baa3/BBB/BBB-    $57.800     3.40%  37   87/111     51/75    4.93/5.06        3.97
 A-10 IO (5) Interest Only            Aaa/AAA/AAAr    $191.139             1       30        30         2.47        1.22
                                                     $1,700.00      100%

(1)  Classes are based upon collateral from 2/23/98 Statistical Calculation
     Date.
(2)  Class A-2 and Class A-3 Certificates are priced and issued as Fixed Rate
     REMIC Certificates.
(3)  The Auction Rate Certificates will be sole managed by Merrill Lynch.
(4) Class A-9 Certificates are priced to call. The spread to LIBOR for the Class A-9 Certificates doubles after the clean-up call date. The Class
     A-9 LIBOR Floater is collateralized by a separate ARM collateral group. All the other Certificates will be collateralized by a combined group of ARM and fixed-rate collateral.
(5)  The Class A-10 IO will be sole managed by Bear Stearns.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                               BEAR STEARNS

                          FINAL Computational Material
               ContiMortgage Home Equity Loan Trust series 1998-1



Class        Description              Bench        Spread    Pricing    Bench Yld  ABS Yld Day Count, Settle    Coupon      Price
 A-1         Fixed Money Market       4 M LIB      -0.02%   Maturity    5.70703%    5.84%   Act /360, flat    5.64704%    100.00000%
 A-2 (2)     Fixed Seq. PAC           5 7/8, 2/99   0.45%   Maturity       5.55%    6.00%   30 / 360, accrued    6.18%     99.99377%
 A-3 (2)     Fixed Seq. PAC           5 1/2, 2/00   0.57%   Maturity       5.60%    6.17%   30 / 360, accrued    6.22%     99.99751%
 A-4         Fixed Seq. PAC           6 3/8, 3/01   0.63%   Maturity       5.65%    6.28%   30 / 360, accrued    6.28%     99.98743%
 A-5         Fixed Seq. PAC           6 5/8, 3/02   0.72%   Maturity       5.73%    6.45%   30 / 360, accrued    6.43%     99.98019%
 A-6         Fixed Seq. PAC           6 1/4, 2/03   0.90%   Maturity       5.72%    6.62%   30 / 360, accrued    6.58%     99.95910%
 A-7         Fixed Seq. PAC           6 1/2, 8/05   1.10%   Maturity       5.83%    6.93%   30 / 360, accrued    6.87%     99.95263%
 A-8 (3)     Auction Rate Seq. COMP   1 M LIB         -      Auction          -       -     Act /360, flat       Auction  100.00000%
 A-9 (4)     LIBOR Floater            1 M LIB       0.18%   Call           tbd      tbd     Act /360, flat       Variable 100.00000%
 B           Fixed Subordinate        6 1/4, 2/03   2.20%   Maturity       5.72%    7.92%   30 / 360, accrued    7.86%     99.97240%
 A-10 IO(5)  Interest Only            6 3/8, 5/99   0.85%   Maturity       5.60%    6.45%   30 / 360, accrued    6.50%     14.56532%



(1)  Classes are based upon collateral from 2/23/98 Statistical Calculation
     Date.
(2)  Class A-2 and Class A-3 Certificates are priced and issued as Fixed Rate
     REMIC Certificates.
(3)  The Auction Rate Certificates will be sole managed by Merrill Lynch.
(4) Class A-9 Certificates are priced to call. The spread to LIBOR for the Class A-9 Certificates doubles after the clean-up call date. The Class
     A-9 LIBOR Floater is collateralized by a separate ARM collateral group. All the other Certificates will be collateralized by a combined group of ARM and fixed-rate collateral.
(5)  The Class A-10 IO will be sole managed by Bear Stearns.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
                                                                   BEAR STEARNS